UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
INOVIO PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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LETTER FROM THE CEO

Inovio Pharmaceuticals, Inc.	660 W. Germantown Pike Suite 110, Plymouth Meeting, Pennsylvania 19462	Dated: April 11, 2024

To the Stockholders of Inovio Pharmaceuticals, Inc.:
Notice is hereby given that Inovio Pharmaceuticals, Inc. will be holding its virtual Annual Meeting of Stockholders on May 21, 2024, at 9:00 a.m. Eastern Time. Online access to the meeting will begin at 9:00 a.m. Eastern Time. Stockholders will not be able to attend the meeting in person.
The virtual format of the 2024 Annual Meeting will provide stockholders with the same rights and opportunities to participate as they would have at an in-person meeting. If you plan to attend the meeting, please check http://ir.inovio.com/investors for updates prior to the meeting date.
You can attend the meeting by accessing www.virtualshareholdermeeting.com/INO2024 and entering the 16-digit control number on the proxy card you previously received; if you hold your shares in “street name” (i.e., through an account at a broker or other nominee), please follow your broker’s or nominee’s instructions you previously received to obtain your 16-digit control number or otherwise attend through the broker or nominee.
For the ten days ending the day prior to the meeting, a list of stockholders of record will be available for examination by any stockholder of record for a legally valid purpose at our corporate headquarters during regular business hours. To access the list of stockholders of record beginning May 10, 2024 and until the meeting, stockholders should email investor.relations@inovio.com.
The Notice of Annual Meeting of Stockholders, which describes the formal business to be conducted at the meeting, follows this letter, along with the Proxy Statement.
After reading the Proxy Statement, please promptly mark, sign and return the enclosed proxy in the prepaid envelope (for mailing in the United States only) to assure that your shares will be represented at our Annual Meeting. Your shares cannot be voted unless you date, sign and return the enclosed proxy, vote your shares using the automated Internet or phone system or vote online at the meeting. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders are important.
A copy of our Annual Report for the year ended December 31, 2023 is also enclosed.
If you wish to submit a question, you may ask a question before the meeting beginning at 9:00 am Eastern Time, on April 16, 2024, and until 11:59 p.m. Eastern Time, on May 20, 2024. To submit a question, you may log into www.proxyvote.com and enter your 16-digit control number. Once past the login screen, click on “Question for Management,” type in your question, and click “Submit.” Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints.
If you have not voted your shares prior to the meeting, you will be able to vote your shares electronically at the 2024 Annual Meeting by clicking “Vote Here” on the meeting website. Whether or not you plan to attend the meeting, you are encouraged to vote your shares prior to the meeting by one of the methods described in the proxy materials you previously received.
The Board of Directors and management look forward to connecting with you at the Annual Meeting.
Very truly yours,
Jacqueline E. Shea, Ph.D.
Chief Executive Officer

Inovio Pharmaceuticals, Inc.	i	2024 Proxy Statement

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS

To the Stockholders of Inovio Pharmaceuticals, Inc.:
You are invited to attend our 2024 Annual Meeting of Stockholders, which will be held virtually over the Internet, on May 21, 2024, at 9:00 a.m. Eastern Time.

1
To elect eight directors to hold office until our 2025 Annual Meeting of Stockholders and until their successors are elected and duly qualified. Our Board of Directors has nominated and recommends for election the following persons:
Simon X. Benito; Roger D. Dansey, M.D.; Ann C. Miller, M.D.; Jacqueline E. Shea, Ph.D.; Jay P. Shepard; David B. Weiner, Ph.D.; Wendy L. Yarno; Lota S. Zoth

	2	To ratify the appointment by the Audit Committee of the Board of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

	3	To approve, on a non-binding advisory basis, the compensation of our named executive officers we describe in our accompanying Proxy Statement.

	4	To transact such other business as may properly come before the meeting.
Dated: April 11, 2024 Inovio Pharmaceuticals, Inc. 660 W. Germantown Pike, Suite 110 Plymouth Meeting, Pennsylvania 19462
Our Board of Directors recommends a vote “for” each of the nominees and “for” proposals 2 and 3.
Holders of record of our common stock and holders of record of our Series C Cumulative Convertible Preferred Stock at the close of business on March 25, 2024 are entitled to notice of, and to vote at, this meeting and any adjournments thereof. For ten days ending the day prior to the meeting, a complete list of our stockholders of record on March 25, 2024 will be available at our principal executive offices, during ordinary business hours, for examination by any stockholder for any purpose relating to the meeting.
By order of the Board of Directors,
 Jacqueline E., Shea, Ph.D.
Chief Executive Officer

IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postpaid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote at the meeting even if you have previously sent in your proxy card.

Inovio Pharmaceuticals, Inc.	ii	2024 Proxy Statement

Inovio Pharmaceuticals, Inc.	iii	2024 Proxy Statement

PROXY STATEMENT FOR ANNUAL
MEETING OF STOCKHOLDERS

The Board of Directors of Inovio Pharmaceuticals, Inc. (the “Board”) is soliciting proxies for use at the Annual Meeting of Stockholders to be held virtually over the internet, on May 21, 2024 at 9:00 a.m. Eastern Time, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement is dated April 11, 2024. We are mailing this Proxy Statement to our stockholders on or about April 11, 2024. Unless the context requires otherwise, references to “we,” “us,” “our,” “Inovio,” and “Company” refer to Inovio Pharmaceuticals, Inc.
General Information

Voting Securities
Only stockholders of record as of the close of business on March 25, 2024 will be entitled to vote at the meeting and any adjournment thereof. As of March 25, 2024, we had the following outstanding*:
23,370,365 shares of common stock 9 shares of Series C Cumulative Convertible Preferred Stock, which are convertible into an aggregate of 275 shares of common stock.

Number of Votes You may vote online at the meeting or using the automated Internet or phone system or by proxy. On the proposals presented in this Proxy Statement, each holder of shares of our:	1 vote Common stock is entitled to one vote for each share of stock held. 30 votes Series C Preferred Stock is entitled to 30 votes for each share of Series C Preferred Stock held.
Holders of our common stock and Series C Preferred Stock vote together as a single class in connection with each of Proposal Nos. 1, 2 and 3. Our bylaws provide that one-third of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Thus, a quorum for this year’s Annual Meeting consists of 7,790,214 shares. Votes will be counted by the inspector of election appointed for the Annual Meeting.

* We effected a 1-for-12 reverse stock split of our common stock as of January 24, 2024. All share numbers in this Proxy Statement give effect to the reverse stock split.

Inovio Pharmaceuticals, Inc.	1	2024 Proxy Statement

General Information
The affirmative vote of a plurality of all of the votes cast at a meeting at which a quorum is present is necessary for the election of each of the nominees for director. Under plurality voting, the eight nominees receiving the largest number of votes cast (votes “For”) will be elected. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum. Broker non-votes occur when a broker holding a customer’s securities in street name does not vote on a particular proposal because the broker has not received voting instructions from the customer on certain matters for which the broker is required to have instructions in order to vote and lacks discretionary authority to vote the shares. If you do not provide specific voting instructions to your broker, the broker that holds your shares will not be authorized to vote on Proposal No. 1.
The affirmative vote of the holders of a majority of the of the votes represented by shares present or represented by proxy and eligible to vote at the Annual Meeting is necessary for the approval of the Proposal Nos. 2 and 3, set forth in this Proxy Statement, as explained under each proposal. Abstentions will be counted as present for purposes of determining the presence of a quorum and could prevent the approval of a proposal because they do not count as affirmative votes. Broker non-votes will be counted as present for purposes of determining the presence of a quorum. If you do not provide specific voting instructions to your broker, the broker that holds your shares will not be authorized to vote on Proposal No. 3 but will be permitted to exercise discretionary authority to vote on Proposal No. 2.
Solicitation of Proxies
We will bear the cost of soliciting proxies. In addition, we will solicit stockholders by mail, and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have shares of our stock in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.
Voting of Proxies
If your shares are registered in your own name, you may vote by signing and mailing a completed proxy card or by voting via the Internet or by telephone. Instructions for voting via the Internet or by telephone are set forth on the enclosed proxy card. To vote by mailing a proxy card, sign and return the enclosed proxy card in the enclosed prepaid and addressed envelope, and your shares will be voted at the meeting in the manner you direct. In the event that you return a signed proxy card on which no directions are specified, your shares will be voted FOR each of the Board nominees (Proposal No. 1); FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024 (Proposal No. 2); and FOR approval, on a non-binding advisory basis, of the resolution regarding compensation of our named executive officers we describe in this Proxy Statement (Proposal No. 3); and in the discretion of the proxy holders as to any other matters that may properly come before the meeting. You may revoke or change a previously delivered proxy at any time before the meeting by delivering another proxy with a later date or by sending written notice of revocation of your proxy to our Secretary at our principal executive offices for receipt before the beginning of the meeting. You may also revoke your proxy by attending the meeting and voting as instructed. Attendance at the meeting will not in and of itself revoke a valid proxy that was previously delivered; you must also vote at the meeting to do so.
If your shares are registered in the name of a bank or brokerage firm, you will receive instructions from the holder of record that must be followed in order for the record holder to vote the shares in accordance with your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.
Results of Annual Meeting
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8‑K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Inovio Pharmaceuticals, Inc.	2	2024 Proxy Statement

General Information
Delivery of Proxy Materials to Households
“Householding” is a program, approved by the Securities and Exchange Commission (the "SEC"), which allows companies and intermediaries such as banks or brokers to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy material to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 2024: Copies of this Proxy Statement and our 2023 Annual Report to Stockholders are also available online at www.inovio.com.

Inovio Pharmaceuticals, Inc.	3	2024 Proxy Statement

PROPOSAL ONE
ELECTION OF DIRECTORS

8 members currently on the Board of Directors
Our Board currently consists of eight members. There are eight nominees for director this year: Simon X. Benito, Roger D. Dansey, M.D., Ann C. Miller, M.D., Jacqueline E. Shea, Ph.D., Jay P. Shepard, David B. Weiner, Ph.D., Wendy L. Yarno and Lota S. Zoth. Each of the nominees is currently one of our directors who was previously elected by our stockholders.
If elected, the nominees will serve as directors until our Annual Meeting of Stockholders in 2025 and until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.

Information Regarding Directors
The information set forth below as to the nominees for director has been furnished to us by the nominees.
Nominees for Election to Our Board

Name	Present Position with the Company
Simon X. Benito	Chairman of the Board of Directors
Roger D. Dansey, M.D.	Director
Ann C. Miller, M.D.	Director
Jacqueline E. Shea, Ph.D.	President, Chief Executive Officer and Director
Jay P. Shepard	Director
David B. Weiner, Ph.D.	Director
Wendy L. Yarno	Director
Lota S. Zoth	Director

Inovio Pharmaceuticals, Inc.	4	2024 Proxy Statement

Proposal One

Simon X. Benito	Age: 79	Director Since: 2003

Prior to his retirement, Mr. Benito had a successful and extensive career serving several multinational corporations in senior executive positions, including 25 years at Merck & Company, Inc. His most recent positions included Senior Vice President, Merck Vaccine Division; Executive Vice President, Merck-Medco Managed Care; and Executive Director and Vice President, Merck Human Health, Japan. In addition, Mr. Benito was a Fellow of the Institute of Chartered Accountants in England and Wales for over 30 years until his retirement in 1999. From 2005 to 2022, Mr. Benito served as a director of DURECT Corporation, a publicly held specialty pharmaceutical company.

Mr. Benito qualifies to serve on our Board as he brings to our Board formal accounting and financial training and expertise, significant public company board experience, senior management experience in the health care industry, and important industry contacts.

Roger D. Dansey, M.D.	Age: 68	Director Since: 2021

Dr. Dansey currently serves as the Chief Development Officer for Pfizer Oncology following Pfizer's acquisition of Seagen, a global biotechnology company, in December 2023. He served as President, Research and Development at Seagen from November 2022 to December 2023 and was previously the Chief Medical Officer at Seagen starting in 2018. He also served as interim Chief Executive Officer of Seagen from May 2022 until November 2022. From 2015 to April 2018, Dr. Dansey was Therapeutic Area Head for Late-Stage Oncology at Merck & Co., Inc., where he was responsible for registration efforts for Keytruda® (pembrolizumab) across multiple tumor types. Earlier in his career, Dr. Dansey was the Vice President of Oncology Clinical Research at Gilead Sciences and the Global Development Lead for Xgeva® (denosumab) at Amgen, where he held multiple roles in oncology and hematology. Dr. Dansey currently serves on the board of directors of the publicly held company Kronos Bio, Inc. He holds an M.D. from the University of Witwatersrand in Johannesburg, South Africa.

Dr. Dansey qualifies to serve on our Board given his extensive experience in cancer drug development, deep oncology background, his clinical training and leadership experience.

Ann C. Miller, M.D.	Age: 66	Director Since: 2019

Dr. Miller worked at Sanofi S.A. from 2012 until her retirement in 2018, serving as Vice President of Marketing and Vice President of Global Marketing, Oncology Division. From 2009 to 2011, Dr. Miller served as Senior Vice President at Eisai Co., Ltd. leading the Primary Care and Specialty Business unit and then Pharmaceutical Services. Dr. Miller previously served in management roles in global and U.S. marketing at Amgen, Inc. for five years and in positions of increasing responsibility at Merck & Co., Inc. over 16 years. Dr. Miller previously served on the boards of directors of the publicly held companies Allena Pharmaceuticals from October 2020 to January 2023 and Puma Biotechnology, Inc. from November 2019 to December 2021. Dr. Miller received an M.D. from the Duke University School of Medicine and a B.A. in chemistry, summa cum laude, from Duke University.

Dr. Miller qualifies to serve on our Board as a result of her years of commercial experience in the biopharmaceutical industry and her clinical training.

Inovio Pharmaceuticals, Inc.	5	2024 Proxy Statement

Proposal One

Jacqueline E. Shea, Ph.D.	Age: 58	Director Since: 2022

Dr. Shea has served as our Chief Executive Officer since May 2022 and previously served as our Chief Operating Officer from March 2019 until her appointment as Chief Executive Officer. Prior to joining us, Dr. Shea served as Chief Executive Officer of Aeras, a nonprofit organization developing tuberculosis vaccines, from 2015 to 2018, and as its Chief Operating Officer from 2014 to 2015. Dr. Shea previously served as Vice President of Business Development, Europe for Emergent BioSolutions Inc. from 2013 to 2014, having previously served as Senior Director of Business Development for Emergent BioSolutions from 2005 to 2008. She was Vice President and General Manager of The Oxford-Emergent Tuberculosis Consortium, a global health joint venture formed between Oxford University and Emergent BioSolutions, from 2008 to 2013. She started her career as a post-doctoral researcher at Imperial College, London. Dr. Shea holds a Ph.D. from the National Institute for Medical Research, London, and a B.Sc. Hons. in Applied Biology from the University of Bath, U.K.

Dr. Shea qualifies to serve on our Board given her broad scientific and biopharmaceutical industry experience and her experience as our Chief Executive Officer and previously as our Chief Operating Officer.

Jay P. Shepard	Age: 65	Director Since: 2020

Mr. Shepard currently serves as a Venture Partner with Catalys Pacific, a venture group focused on licensing drug programs and creating new companies in the United States and Japan. In this role, he is a co-founder and board member of two of its portfolio companies, Pathalys Pharma, Inc. and Aculys Pharma, Inc. Mr. Shepard previously was President and Chief Executive Officer of Aravive, Inc. (formerly Versartis, Inc.), a clinical-stage oncology company, from 2015 to January 2020, when he retired. From 2013 to 2015, Mr. Shepard was Executive Chairman of Versartis. From 2008 until 2015, Mr. Shepard was an Executive Partner at Sofinnova Ventures, a venture capital firm focused on the healthcare industry. From 2010 to 2012, Mr. Shepard served as President and Chief Executive Officer and was a member of the board of directors of NextWave Pharmaceuticals, Inc., a specialty pediatric pharmaceutical company that was acquired by Pfizer. Between 2005 and 2008, Mr. Shepard served as interim President and Chief Executive Officer of the pharmaceutical companies Ilypsa, Inc. (acquired by Amgen) and Relypsa (Ilypsa, Inc.’s spin-out company, which was acquired by Galencia). Mr. Shepard was also vice president of commercial operations at Telik, Inc. and oncology business unit head of Alza Pharmaceuticals (acquired by Johnson & Johnson). He currently serves on the boards of directors of the publicly held companies Esperion Therapeutics, Inc. and Ironwood Pharmaceuticals, Inc. as well as chairman of the board of the Christopher and Dana Reeve Foundation. Mr. Shepard holds a B.S. in Business Administration from the University of Arizona.

Mr. Shepard qualifies to serve on our Board as a result of his years of healthcare and financial experience.

Inovio Pharmaceuticals, Inc.	6	2024 Proxy Statement

Proposal One

David B. Weiner, Ph.D.	Age: 68	Director Since: 2016

Since 2016, Dr. Weiner has served as Executive Vice President and Director of the Vaccine Center at The Wistar Institute, the nation’s first independent biomedical research institute, which is also an NCI-designated Cancer Center and an international leader in cancer, immunology and infectious disease research. Dr. Weiner is also the W. W. Smith Charitable Trust Professor of Cancer Research at The Wistar Institute. Previously, Dr. Weiner was Professor of Pathology & Laboratory Medicine at the University of Pennsylvania and Chair of the Gene Therapy and Vaccine Program at the University’s Perelman School of Medicine. He has more than 500 peer-reviewed publications in scientific journals, including mainstream scientific journals such as Scientific American, and has been designated by the Institute for Scientific Information as one of the top-cited scientists in the world. An inventor and holder of more than 100 issued and pending U.S. patents, Dr. Weiner has received numerous honors including election as a fellow to the American Association for the Advancement of Science in 2011 and the International Society for Vaccines in 2012. He was the recipient of the NIH Director’s Transformative Research Award and received the Vaccine Industry Excellence Award for Best Academic Research Team in 2015 at the World Vaccine Congress. Dr. Weiner was honored with the prestigious Hilleman Lectureship in 2015 at the Children’s Hospital of Philadelphia Grand Rounds session and received a Stone Family Award from Abramson Cancer Center for his groundbreaking work on DNA vaccines for cancer immune therapy. Dr. Weiner holds a Ph.D. in developmental biology from the University of Cincinnati College of Medicine, an M.S. in biology from the University of Cincinnati and a B.S. in biology from SUNY at Stony Brook in Stony Brook, New York.

Dr. Weiner qualifies to serve on our Board as he is a recognized leader in immunology as well as in gene vaccines and therapy.

Wendy L. Yarno	Age: 69	Director Since: 2017

Ms. Yarno retired in 2008 from Merck & Company, Inc. following a 26-year career in commercial and human resource positions of increasing seniority, ending as Chief Marketing Officer. Ms. Yarno also spent part of her career at Johnson & Johnson, Inc. in commercial positions. Ms. Yarno currently serves on the boards of directors of the publicly held companies Ideaya Biosciences, Inc., Iovance Biotherapeutics, Inc. and Tarsus Pharmaceuticals, Inc. Within the last five years, Ms. Yarno served on the boards of directors of the publicly held companies Global Blood Therapeutics, Inc., MyoKardia, Inc., Alder Biopharmaceuticals, Inc. and Aratana Therapeutics, Inc. Ms. Yarno holds a B.S. in Business Administration from Portland State University and an M.B.A. from Temple University.

Ms. Yarno qualifies to serve on our Board as a result of her years of experience in the pharmaceutical industry.

Inovio Pharmaceuticals, Inc.	7	2024 Proxy Statement

Proposal One

Lota S. Zoth	Age: 64	Director Since: 2019

Ms. Zoth currently serves on the boards of directors of the publicly held biopharmaceutical companies Lumos Pharma, Inc., 89bio, Inc., and enGene Holdings, Inc. Within the last five years, she also served on the boards of directors of the public companies Zymeworks, Inc., Spark Therapeutics, Inc., and Orexigen Therapeutics, Inc. (which was granted relief under Chapter 11 of the U.S. Bankruptcy Code in 2019). Prior to her board service, she served in senior financial roles in a variety of commercial-stage companies, including serving as MedImmune Inc.’s corporate controller from 2002 to 2004 and its chief financial officer from 2004 until its acquisition by AstraZeneca in 2007. Prior to joining MedImmune in 2002, Ms. Zoth served in financial executive roles at PSINet Inc., Sodexho Marriott Services, Inc., Marriott International and PepsiCo, Inc. Ms. Zoth also served as an auditor at Ernst & Young, LLP and is a Certified Public Accountant. Ms. Zoth holds a B.B.A. in accounting from Texas Tech University.

Ms. Zoth qualifies to serve on our Board as a result of her years of experience in senior financial roles in a variety of commercial-stage companies over a 40-year career.

Our Board unanimously recommends that you vote “FOR” each nominee listed above. The proxy holders will vote your proxy in that manner unless you specify otherwise on the accompanying proxy card.

Committees of Our Board
Audit Committee
The functions of the Audit Committee include retaining our independent registered public accounting firm, reviewing its independence, reviewing and approving the planned scope of our annual audit, reviewing and approving any fee arrangements with our independent registered public accounting firm, overseeing its audit work, reviewing and pre-approving any non-audit services that may be performed by it, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies and reviewing and approving any related party transactions. The Audit Committee acts pursuant to a written charter that is available on our corporate website at: http://www.inovio.com.
The members of the Audit Committee currently are Lota S. Zoth (Chair), Simon X. Benito and Jay Shepard. Each member of the Audit Committee is independent under the Nasdaq listing standards. The Board has determined that Ms. Zoth and Mr. Benito are “audit committee financial experts” as defined under SEC regulations.
Compensation Committee
The Compensation Committee reviews and approves the compensation and benefits of our executive officers, including the Chief Executive Officer and directors, oversees the administration of our stock option and employee benefits plans, and reviews general policy relating to compensation and benefits. The Compensation Committee may from time to time delegate duties or responsibilities to subcommittees or to one member of the Compensation Committee. The Compensation Committee acts pursuant to a written charter that is available on our corporate website at http://www.inovio.com.

The members of the Compensation Committee currently are Wendy L. Yarno (Chair), Ann C. Miller and Lota S. Zoth. Each member of the Compensation Committee is independent under the Nasdaq listing standards.
The Compensation Committee has engaged Aon, an independent compensation consultant, annually since 2016, to provide information on compensation trends and practices and to assist them in evaluating our executive compensation policy and

Inovio Pharmaceuticals, Inc.	8	2024 Proxy Statement

Proposal One
programs. The analysis for fiscal year 2023 was used to determine appropriate levels of compensation for our executive officers and make recommendations regarding the amount and form of our executive and non-employee director compensation. The work of Aon did not raise any conflict of interest.
Nomination and Corporate Governance Committee
The Nomination and Corporate Governance Committee identifies prospective candidates to serve on our Board, recommends nominees for election to our Board, develops and recommends Board member selection criteria, considers committee member qualification, recommends corporate governance principles to our Board, and provides oversight in the evaluation of our Board and each committee. The Nomination and Corporate Governance Committee acts pursuant to a written charter on our corporate website at http://www.inovio.com.

The members of the Nomination and Corporate Governance Committee currently are Simon X. Benito (Chair), Roger D. Dansey, Jay P. Shepard and Wendy L. Yarno. Each member of the Nomination and Corporate Governance Committee is independent under the Nasdaq listing standards.

Attendance at Board and Committee Meetings and Stockholder Meetings
During the year ended December 31, 2023, our Board met five times, the Audit Committee met four times, the Nomination and Corporate Governance Committee met four times and the Compensation Committee met eight times. Each director attended at least 75% of the aggregate number of meetings held by (i) our Board and (ii) those committees of our Board on which he or she served during the director’s tenure on the board or such committees.
Under our Corporate Governance Guidelines, we expect our directors to attend our Annual Meeting of Stockholders. All of our directors attended our 2023 Annual Meeting of Stockholders.
Board Skills
The chart below depicts the key skills and capabilities of our Board that we have identified as particularly valuable to the oversight of our company and the execution of our corporate strategy. This chart depicts the skills of our eight current directors in each particular area.

Accounting/Financial Reporting			4

Business Operations							8

Corporate Governance			4				8

Drug Commercialization					6

Government/Regulatory	2	3

Human Resources							8

Investor Relations		3

Pharmaceutical Industry Knowledge						7

Public Company Board Experience				5

Risk Management			4

Inovio Pharmaceuticals, Inc.	9	2024 Proxy Statement

Proposal One
Board Diversity Matrix
Our current board diversity data is provided below:

Total Number of Directors (as of March 25, 2024)	8
Part 1: Gender Identity	Female	Male	Non-Binary	Did not Disclose Gender
Directors	4	4
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	4	4
Two or More Races or Ethnicities
LGBTQ+
Did not Disclose Demographic Background
Our prior year's board diversity data is provided below:

Total Number of Directors (as of March 17, 2023)	8
Part 1: Gender Identity	Female	Male	Non-Binary	Did not Disclose Gender
Directors	4	4
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	4	4
Two or More Races or Ethnicities
LGBTQ+
Did not Disclose Demographic Background

Inovio Pharmaceuticals, Inc.	10	2024 Proxy Statement

Proposal One
CORPORATE GOVERNANCE
Governance Highlights

Number of Directors	8
Percentage of directors who are independent	75%
Directors who attended at least 75% of board and committee meetings in 2023	ALL
Independent Chairman of the Board director	✓
100% independent audit, compensation and nominating and corporate governance committees	✓
Board and committees may engage outside advisors independent of management	✓
Annual board and committee self-evaluations	✓
Corporate governance guidelines formalize the consideration of diversity factors for director nominees	✓
Stock ownership guidelines for directors and executive officers	✓
No hedging or monetization transactions	✓
All employees, officers and directors must adhere to Code of Business Conduct and Ethics	✓
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities. These guidelines reflect the Board’s commitment to monitor the effectiveness of policy and decision making both at the Board and management levels, with a view to enhancing long-term stockholder value. The Nomination and Corporate Governance Committee reviews and assesses the adequacy of the guidelines at least annually and recommends any proposed changes to the Board for approval. Our Corporate Governance Guidelines are available on our website, www.inovio.com.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics, which applies to all directors, officers and employees, including the principal executive officer, principal financial and accounting officer and controller. The purpose of the Code is to promote honest and ethical conduct. The Code of Business Conduct and Ethics is available on our website and is also available in print, without charge, upon written request to our corporate secretary at 660 W. Germantown Pike, Suite 110, Plymouth Meeting, Pennsylvania 19462. Any amendments to or waivers of the Code will be promptly posted on our website at www.inovio.com or in a report on Form 8-K, as required by applicable laws.
Board Leadership Structure
Our Board currently separates the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. Our Chief Executive Officer is responsible for setting our strategic direction and our day-to-day leadership and performance, while the Chairman of the Board provides guidance to the Chief Executive Officer, works with the Chief Executive Officer in setting the agenda for Board meetings and presides over meetings of the full Board. However, our Board believes it should be able to freely select the Chairman of the Board based on criteria that it deems to be in our best interests and the interests of our stockholders, and therefore one person may, in the future, serve as both our Chief Executive Officer and Chairman of the Board.
The functions of our Board are carried out by the full Board and, when delegated, by the Board committees. Each director participates in our major strategic and policy decisions.

Inovio Pharmaceuticals, Inc.	11	2024 Proxy Statement

Proposal One
Executive Sessions
Executive sessions, which are meetings at which only independent directors are present, are regularly scheduled throughout the year, typically at the time of each regular Board meeting and as frequently as such independent directors deem appropriate. A director designated at each executive session by the non-management or independent directors, as applicable, presides at the executive sessions.
Board Role in Risk Management
The risk oversight function of our Board is carried out by both the Board and the Audit Committee. Management prepares and presents an annual business plan to the Board, which identifies risks associated with our operations and is reviewed quarterly by the Board. As provided in its charter, the Audit Committee meets periodically with management to discuss major financial and operating risk exposures and the steps, guidelines and policies taken or implemented related to risk assessment and risk management. Matters of strategic risk are considered by our Board. Each quarter management reports to the Audit Committee on legal, finance, accounting and tax matters. Our Board is provided with reports on legal matters at least quarterly and on other matters related to risk oversight on an as needed basis.
Board Member Independence
Our Corporate Governance Guidelines provide that our Board will consist of a majority of independent directors in accordance with applicable Nasdaq listing standards. Our Corporate Governance Guidelines define an “independent” director consistent with the Nasdaq definition of independence. Under our Corporate Governance Guidelines and Nasdaq listing standards, a director is not independent unless the Board affirmatively determines that such director does not have a direct or indirect material relationship with us or any of our subsidiaries. Members of the Audit Committee and Compensation Committee are subject to the additional independence requirements of applicable SEC rules and Nasdaq listing standards.
Our Nomination and Corporate Governance Committee undertook its annual review of director independence and made a recommendation to our Board regarding director independence. As a result of this review, our Board affirmatively determined that, except for Drs. Shea and Weiner, all of the other current directors are “independent” in accordance with Nasdaq listing standards applicable to board of directors in general and audit or compensation committee members in particular, as applicable.
In assessing directors’ independence, our Board took into account certain transactions, relationships, and arrangements involving some of the directors and concluded that such transactions, relationships, and arrangements did not impair the independence of the director. In particular, the Board considered that in September 2023, we entered into an agreement with our Dr. Miller under which she will provide consultancy services to us with respect to our development and commercialization strategy for INO-3107 and will receive compensation not to exceed $100,000 per year. During the year ended December 31, 2023, Dr. Miller received $10,750 for consulting services performed under this arrangement, which the Board concluded did not impair her independence. In addition, Dr. Shea is not independent because she is our Chief Executive Officer, and Dr. Weiner is not considered independent because he currently serves as Chairman of our Scientific Advisory Board and, in that role, he has received compensation from us in excess of $120,000 annually, including additional equity compensation beyond grants made to him in his capacity as a director.
Director Nominations
The Nomination and Corporate Governance Committee evaluates and recommends to our Board director nominees for each election of directors. As stated in our Corporate Governance Guidelines, our Board believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements and having the highest personal integrity and ethics. The Board intends to consider factors such as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Board retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Board considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. The Nomination and Corporate Governance Committee and our Board believe that a diverse board leads to improved company performance by encouraging new ideas, expanding the knowledge base available to management and fostering a boardroom culture that promotes innovation and vigorous deliberation.

Inovio Pharmaceuticals, Inc.	12	2024 Proxy Statement

Proposal One
The Nomination and Corporate Governance Committee believes that the continuing service of qualified incumbent directors promotes stability and continuity in the board room, while giving us the benefit of familiarity and insight into our affairs that directors have accumulated during their tenure, and therefore generally re-nominates incumbent directors who continue to satisfy the Committee’s criteria for membership on our Board.
Under our Corporate Governance Guidelines, a director of our company may not accept an invitation to serve on the board of directors of another company without the prior consent of the Board. Prior to accepting any such invitation, the director shall advise the Chair of the Nomination and Corporate Governance Committee, or in his or her absence, the Chairperson of the Board, and shall provide any information that may be reasonably requested in order for the Board to evaluate whether the director’s service on the board of directors of the other company is not in our best interests and those of our stockholders. If that is the case, the director shall, prior to accepting the invitation to serve on the board of directors of the other company, offer his or her resignation from our Board and each Board committee on which he or she then serves.

The Board recognizes that the critical consideration is the director’s availability to fulfill his or her responsibilities as a director if he or she serves on the boards or board committees of other companies. None of our directors may serve concurrently on more than five public company boards, including our Board.

In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Board also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary.
The Nomination and Corporate Governance Committee’s goal is to assemble a board that brings to us a variety of perspectives and skills, and sound business understanding and judgment, derived from high quality business, professional, governmental, community, scientific or educational experience. In doing so, the Nomination and Corporate Governance Committee also considers candidates with appropriate non-business backgrounds.
Other than the foregoing factors, there are no stated minimum criteria for director nominees. However, the Nomination and Corporate Governance Committee may also consider such other factors as it may deem are in our best interests and the interests of our stockholders. The Nomination and Corporate Governance Committee does, however, recognize that under applicable regulatory requirements at least one member of our Board must meet the criteria for an “audit committee financial expert” as defined by SEC rules. The Nomination and Corporate Governance Committee also believes it appropriate for our Chief Executive Officer to participate as a member of our Board.
All directors and director nominees are required to submit a completed form of directors’ and officers’ questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nomination and Corporate Governance Committee.
The Nomination and Corporate Governance Committee identifies nominees by first evaluating the current members of our Board who are willing to continue in service. Each year the Nomination and Corporate Governance Committee undertakes a board assessment process, which gathers data on the functioning of the Board and its committees and evaluates each member of the Board with respect to a number of attributes. The Committee considers for re-nomination current members of our Board with skills and experience that are relevant to our business balancing the value of continuity of service by existing members of our Board with that of obtaining a new perspective. If any member of our Board does not wish to continue in service, the Nomination and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nomination and Corporate Governance Committee and our Board will be consulted for suggestions as to individuals meeting the criteria of the Nomination and Corporate Governance Committee. Research may also be performed to identify qualified individuals. If the Nomination and Corporate Governance Committee believes that our Board requires additional candidates for nomination, the Nomination and Corporate Governance Committee may explore alternative sources for identifying additional candidates. This may include engaging, as appropriate, a third party search firm to assist in identifying qualified candidates.
The Nomination and Corporate Governance Committee will consider nominees recommended by stockholders. Our bylaws provide that nominations shall be made pursuant to timely notice in writing to our corporate secretary. To be timely, in the case of a stockholder seeking to have a nomination included in our proxy statement, a stockholder’s notice must be delivered to or mailed

Inovio Pharmaceuticals, Inc.	13	2024 Proxy Statement

Proposal One
and received at our principal executive offices not less than 120 days or more than 180 days prior to the first anniversary of the date on which we first mailed our proxy materials (or, in the absence of proxy materials, our notice of meeting) for the previous year’s annual meeting of stockholders. However, if we did not hold an annual meeting the previous year, or if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, then notice by the stockholder to be timely must be delivered to our corporate secretary at our principal executive offices not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 15th day following the day on which public announcement of the date of such meeting is first made. If the stockholder is not seeking inclusion of the nomination in our proxy statement, timely notice consists of a stockholder’s notice delivered to or mailed and received at our principal executive offices not less than 90 days prior to the date of the annual meeting.
The stockholder’s notice relating to director nomination(s) shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of our capital stock which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, or the Exchange Act; (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, and (ii) the class and number of shares of our capital stock that are beneficially owned by the stockholder; (c) as to the stockholder giving the notice and any Stockholder Associated Person, as described below, to the extent not set forth pursuant to the immediately preceding clause, whether and the extent to which any Relevant Hedge Transaction, as described below, has been entered into, and (d) as to the stockholder giving the notice and any Stockholder Associated Person, (1) whether and the extent to which any Derivative Instrument is directly or indirectly beneficially owned, (2) any rights to dividends on our shares owned beneficially by such stockholder that are separated or separable from the underlying shares, (3) any proportionate interest in our shares or Derivative Instruments, as described below, held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (4) any performance-related fees (other than an asset-based fee) that such stockholder is entitled to based on any increase or decrease in the value of our shares or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s immediate family sharing the same household, which information shall be supplemented by such stockholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date. We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as a director.
For purposes of our bylaws:
•A “Stockholder Associated Person” of any stockholder means (i) any person controlling or controlled by, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of our stock owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person;
•A “Relevant Hedge Transaction” is any hedging or other transaction or series of transactions, or any other agreement, arrangement or understanding (including, but not limited to, any short position or any borrowing or lending of shares of stock), the effect or intent of which is to mitigate loss or increase profit to or manage the risk or benefit of stock price changes for, or to increase or decrease the voting power of, a stockholder with respect to any share of our stock; and
•“Derivative Instrument” means any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of our shares, whether or not such instrument or right shall be subject to settlement in the underlying class or series of our capital stock or otherwise, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of our shares.
Environmental, Social and Governance ("ESG") Practices
At Inovio, we are committed to improving health globally through the discovery, development and delivery of DNA medicines to help protect people from infectious diseases and treat people with cancer and conditions associated with human papillomavirus (HPV). Patients have always been at the center of our mission to power the future of potentially life-saving and life-changing DNA medicines. Our pipeline is focused on addressing high unmet medical needs like Recurrent Respiratory Papillomatosis (RRP), a debilitating and rare disease. RRP patients and others suffering from a wide range of diseases including global health conditions are a constant reminder of why we must keep working to deliver on the promise of DNA medicines.

Inovio Pharmaceuticals, Inc.	14	2024 Proxy Statement

Proposal One
As we advance our pipeline, we will continue to work to implement core access principles, including assessing our clinical research programs for opportunities to include under-represented communities and those disproportionately affected by the diseases we study. Our vision for the future is a world free from disease, where all patients get the treatment they need.

Our Board and management are committed to long-term value driven by the pillars of governance, social responsibility, and integrity across all we do, including employee engagement, research and development, operations and access to medicines for patients. Accordingly, the Company has an ESG working group and our Board has assigned oversight of our ESG policies and practices to the Nomination and Corporate Governance Committee. As part of this effort, we plan to engage both internal and external stakeholders in ESG-specific conversations and identify priority ESG-related objectives. We expect that these engagements will enhance our commitment to these important topics.
Environmental
We recognize the importance of understanding, mitigating, and reporting on our global environmental footprint. As we continue to gain a better understanding of our office and laboratory facilities, and other direct and indirect greenhouse gas emission sources, we intend to develop strategic reduction methods and lower energy-related costs. We plan to establish better tracking and measurement tools, refining strategies and determining targets to drive our environmental performance.
Current practices include:
•Providing filtered water stations throughout our facilities to help eliminate can and bottle use and providing reusable mugs, cups, plates and utensils to employees.
•Reducing, recycling and reusing our resources when practicable.
•Seeking to align with partners and suppliers who we believe share our vision.
•Utilizing an environmental, health and safety team which stays abreast of local, regional and global trends and ensures safety procedures are in place to mitigate workplace injuries and safety risks.
•Requiring employees to complete training in various safety procedures for the laboratories and manufacturing facilities, as well as specialized safety training based on particular job duties.
Social - Diversity, Equity & Inclusion
We have a values-driven culture that starts with our senior management team. We believe that having a more diverse, equitable and inclusive environment leads to increased performance, better decision making, increased productivity, and greater motivation.
Our team represents a broad range of cultural and professional backgrounds that enrich our culture.

Employee Population as of December 31, 2023	Female	People of Color*
Overall Population	43%	44%
Senior Management Team (Vice President and above)	15%	26%
* All U.S. Equal Employment Opportunity Commission’s categories of race other than white (not Hispanic or Latino).
We are dedicated to developing a diverse and talented workforce and doing our part to foster diversity and inclusion among our employees and vendors.
Human Capital Management
We seek to attract, develop, retain, and reward a high-performance workforce in an extremely competitive recruitment and retention market to achieve our mission, vision, and goals. To nurture, grow, and treat our employees fairly is imbued in our culture, and we have invested in creating an exceptional work culture. Program highlights include:
•A total rewards package with competitive compensation and comprehensive benefits that we believe are among the best in our industry.
•A company-wide comprehensive wellness program that includes financial, physical and mental well-being.
•Frequent communications with employees through a variety of communication methods, including video and written communications, town hall meetings, employee surveys and our Company intranet.

Inovio Pharmaceuticals, Inc.	15	2024 Proxy Statement

Proposal One
Governance - Corporate Responsibility and Ethics
One of our core values is accountability, and we are committed to operating with truthfulness and transparency in accordance with the highest ethical and corporate governance standards. To this end, we maintain a Code of Business Conduct and Ethics and hold ourselves accountable to it in all we do. Our Code of Business Conduct and Ethics covers a variety of topics, including (i) complying with laws, rules, regulations and ethics, (ii) bribery and corruption, and (iii) conflicts of interest. All of our employees are provided with training and reference materials to reinforce this commitment to integrity and ethics in our business. In addition to our Code of Business Conduct and Ethics, our other policies are clearly defined and include guidance on topics including, but not limited to, our Corporate Governance Guidelines and our Insider Trading Policy.
Our Board of Directors, along with the Audit, Compensation and Nomination and Corporate Governance committees, conducts an annual governance review, which includes review, benchmarking and revision of our significant corporate and compensation policies. In addition to our Code of Business Conduct and Ethics mentioned above, these policies include, among others, our Corporate Governance Guidelines, and our Insider Trading Policy. This periodic review also encompasses the structure and governance of our Board of Directors. The Nomination and Corporate Governance Committee is responsible for overseeing this governance review process, and each committee evaluates policies within its purview and recommends changes to our Board of Directors.
Communications Policy
Our Board has procedures in place designed to ensure effective communication among us, our stockholders, prospective investors and the public, including the dissemination of information on a regular and timely basis. Stockholders who want to communicate with our Board or any individual director can write to our Secretary at the following address: 660 W. Germantown Pike, Suite 110, Plymouth Meeting, Pennsylvania 19462. Your letter should indicate that you are one of our stockholders. Depending on the subject matter, management will:
•Forward the communication to the director or directors to whom it is addressed;
•Attempt to handle the inquiry directly, for example, where it is a request for information about us or it is a stock-related matter; or
•Not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

Inovio Pharmaceuticals, Inc.	16	2024 Proxy Statement

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth information as of March 25, 2024 with respect to the beneficial ownership of our common stock by (i) each person known to us to be the beneficial owners of more than 5% of our common stock, (ii) each of our directors and nominees for director, (iii) each of our named executive officers and (iv) all of our directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a stockholder and the percentage of ownership of that stockholder, shares of common stock underlying options or RSUs held by that stockholder that are exercisable or issuable as the case may be, within 60 days of March 25, 2024 are included. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Each stockholder’s percentage of ownership in the following table is based upon 23,370,365 shares of common stock outstanding as of March 25, 2024.

Beneficial Owner of Shares of Common Stock(1)(2)	Number of Shares of Common Stock Beneficially Owned	Percent of Total Shares of Common Stock

5% Stockholders:
The Vanguard Group, Inc. (3)	1,647,170	7.0%
Directors and Named Executive Officers:
Jacqueline E. Shea, Ph.D.(4)	150,107	*
Simon X. Benito(5)	23,212	*
Roger D. Dansey, M.D.(6)	16,498	*
Ann C. Miller, M.D.(7)	19,024	*
Jay P. Shepard(8)	17,315	*
David B. Weiner, Ph.D.(9)	137,238	*
Wendy L. Yarno(10)	20,700	*
Lota S. Zoth(11)	17,873	*
Peter D. Kies(12)	100,023	*
Laurent M. Humeau, Ph.D.(13)	83,498	*
All current executive officers and directors as a group (11 persons)(14)	603,917	2.5%
* Less than 1%
1.This table is based upon information supplied by officers, directors and principal stockholders. Except as otherwise noted below, the address of each stockholder listed is in care of our principal executive offices at 660 W. Germantown Pike, Suite 110, Plymouth Meeting, Pennsylvania 19462.
2.Except as otherwise indicated in the footnotes of this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or dispositive power with respect to securities. Applicable percentages are based on 23,370,365 shares of common stock outstanding on March 25, 2024, adjusted as required by rules promulgated by the SEC.
3.This information has been obtained from a Schedule 13G/A filed on February 13, 2024 by The Vanguard Group, Inc., reporting shares held as of December 31, 2023, which was prior to our reverse stock split. The principal business address of The Vanguard Group, Inc. is 100 Vanguard Blvd. Malvern, PA 19355. The

Inovio Pharmaceuticals, Inc.	17	2024 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
Vanguard Group, Inc. and affiliated persons reported shared dispositive power with respect to 7,579 shares of common stock (after giving effect to the reverse stock split) in addition to sole dispositive power with respect to 1,639,591 shares of common stock (after giving effect to the reverse stock split).
4.Includes 106,350 shares of common stock issuable pursuant to options exercisable and 23,245 shares of common stock underlying RSUs which will vest within 60 days of March 25, 2024.
5.Includes 13,188 shares of common stock issuable pursuant to options exercisable and 2,166 shares of common stock underlying RSUs which will vest within 60 days of March 25, 2024.
6.Includes 9,749 shares of common stock issuable pursuant to options exercisable and 3,166 shares of common stock underlying RSUs which will vest within 60 days of March 25, 2024.
7.Includes 11,314 shares of common stock issuable pursuant to options exercisable and 2,166 shares of common stock underlying RSUs which will vest within 60 days of March 25, 2024.
8.Includes 10,273 shares of common stock issuable pursuant to options exercisable and 2,166 shares of common stock underlying RSUs which will vest within 60 days of March 25, 2024.
9.Includes 54,729 shares of common stock issuable pursuant to options exercisable and 2,166 shares of common stock underlying RSUs which will vest within 60 days of March 25, 2024.
10.Includes 12,355 shares of common stock issuable pursuant to options exercisable and 2,166 shares of common stock underlying RSUs which will vest within 60 days of March 25, 2024.
11.Includes 11,314 shares of common stock issuable pursuant to options exercisable and 2,166 shares of common stock underlying RSUs which will vest within 60 days of March 25, 2024.
12.Includes 72,719 shares of common stock issuable pursuant to options exercisable and 4,771 shares of common stock underlying RSUs which will vest within 60 days of March 25, 2024. Also includes 375 shares held by Mr. Kies’s spouse.
13.Includes 57,458 shares of common stock issuable pursuant to options exercisable and 4,771 shares of common stock underlying RSUs which will vest within 60 days of March 25, 2024.
14.Includes 375,492 shares of common stock issuable pursuant to options exercisable and 51,335 shares of common stock underlying RSUs which will vest within 60 days of March 25, 2024.

Inovio Pharmaceuticals, Inc.	18	2024 Proxy Statement

EXECUTIVE OFFICERS
AND OTHER INFORMATION

Our Executive Officers
The following table sets forth information as to persons currently serving as our executive officers, including their ages as of April 11, 2024:

Name	Age	Position
Jacqueline E. Shea, Ph.D.	58	President, Chief Executive Officer and Director
Peter D. Kies	60	Chief Financial Officer
Laurent M. Humeau, Ph.D.	57	Chief Scientific Officer
Michael Sumner, M.D.	58	Chief Medical Officer
For biographical information regarding Dr. Shea, see “Proposal 1—Election of Directors.”

Peter D. Kies	Chief Financial Officer

Mr. Kies has served as our Chief Financial Officer since 2002. From 1996 until joining us, he served as Chief Financial Officer for Newgen Results Corporation, and prior to that served as Controller for Cytel Corporation and as an auditor for Ernst & Young LLP. Mr. Kies holds a B.S. in Business Administration from United States International University in San Diego, California.

Laurent M. Humeau, Ph.D.	Chief Scientific Officer

Dr. Humeau has served as our Chief Scientific Officer since 2019, having previously served as our Vice President and then Senior Vice President of Research and Development beginning in 2014. Prior to joining us, Dr. Humeau was Senior Director of Translational Research, Human Therapeutics Division for Intrexon Corporation and previously served in a variety of roles, including Chief Scientific Officer and Vice President of Research and Development, at VIRxSYS Corporation. Dr. Humeau performed his post-doctoral formation at the University of California, San Francisco. He holds a Ph.D., summa cum laude, from Denis Diderot University (Paris 7, France) and a M.S. degree in Biology from Pierre & Marie Curie University (Paris 6, France).

Inovio Pharmaceuticals, Inc.	19	2024 Proxy Statement

Executive Officers and Other Information

Michael Sumner, M.D.	Chief Medical Officer

Dr. Sumner has served as our Chief Medical Officer since June 2022. From 2013 until joining us, he served as Chief Medical Officer of Orexo AB. He previously held numerous European- and US-based leadership roles at Novartis Pharmaceuticals, Aventis Behring, Novo Nordisk and Shire Pharmaceuticals. Dr. Sumner brings over 25 years of extensive pharmaceutical, medical and clinical experience driving numerous late-stage product approvals and supporting successful commercial products on a global basis across multiple therapeutic areas. Dr. Sumner received his medical degree from the University of London, is a member of the Royal College of Physicians, and holds a Master of Business Administration from Henley Management College, UK.

Family Relationships
No family relationships exist between any of our directors or executive officers.
Certain Relationships and Related Party Transactions
Since January 1, 2022, other than compensation paid to our executive officers and directors, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds $120,000 (which is less than one percent of the average of our total assets at year-end for the last two completed fiscal years) and in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities or members of such person’s immediate family had or will have a direct or indirect material interest. Under the charter of our Audit Committee, all related party transactions required to be disclosed under SEC Regulation S-K, Item 404, must be reviewed and approved by our Audit Committee after discussion with management of the business rationale for the transactions and whether appropriate disclosures have been made.

Inovio Pharmaceuticals, Inc.	20	2024 Proxy Statement

Executive Officers and Other Information
Securities Authorized for Issuance Under Equity Compensation Plans
The following table sets forth information with respect to all of our equity compensation plans in effect as of December 31, 2023. Our 2023, 2016 and 2007 Omnibus Incentive Plans were each approved by our security holders. Our 2022 Inducement Plan was adopted by our Board of Directors without stockholder approval. Our 2007 and 2016 Omnibus Incentive Plans have terminated and no further grants may be made under those plans. The following table sets forth awards that remain outstanding under each of these plans.

Plan	Number of securities to be issued upon exercise of outstanding options and rights (a)	Weighted-average exercise price of outstanding options and rights (b)(1) ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(c)

Equity compensation plans approved by security holders:
2023 Omnibus Incentive Plan	5,025	4.01	1,334,012
2016 Omnibus Incentive Plan	1,224,140	42.31	—
2007 Omnibus Incentive Plan	136,456	103.04	—
Equity compensation plan not approved by security holders:
2022 Inducement Plan(2)	38,037	11.86	125,575
Total	1,403,658	47.26	1,459,587
1.The calculation of the weighted-average exercise price of the outstanding options and rights includes 1,875 shares included in column (a) that are issuable upon the vesting of RSUs issued under the 2023 Omnibus Incentive Plan, 262,641 shares issuable upon the vesting of RSUs issued under the 2016 Omnibus Incentive Plan, as amended, and 10,278 shares issuable upon the vesting of RSUs issued under the 2022 Inducement Plan, which have no exercise price. Excluding the RSUs, the weighted-average exercise price of the outstanding options under the 2023 Omnibus Incentive Plan would be $6.39, the weighted-average exercise price of the outstanding options under the 2016 Omnibus Incentive Plan, as amended, would be $53.87 and the weighted-average exercise price of the outstanding options under the 2022 Inducement Plan would be $16.25.
2.The 2022 Inducement Plan was adopted exclusively for grants of awards to individuals that were not previously our employees or directors, as an inducement material to the individual’s entry into employment with us within the meaning of Rule 5635(c)(4) of the Nasdaq listing rules. The terms and conditions of the 2022 Inducement Plan and the equity awards to be granted thereunder are substantially similar to the 2023 Omnibus Incentive Plan, each of which are describe in Note 10, Stockholders’ Equity, to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Inovio Pharmaceuticals, Inc.	21	2024 Proxy Statement

EXECUTIVE COMPENSATION

Overview
We are a clinical-stage biotechnology company focused on developing and commercializing DNA medicines to help treat and protect people from diseases associated with human papillomavirus ("HPV"), cancer, and infectious diseases. The success of development companies is significantly influenced by the quality and motivation of their workforce. The core principle of our compensation for executive officers continues to be a strong pay-for-performance structure that ties a significant portion of each executive officer’s compensation to corporate performance. We seek to provide a competitive total compensation opportunity for our executive management team through a combination of base salary, cash incentive bonuses, long-term equity incentive compensation and benefit programs. Our pay-for-performance structure drives the amount of pay that is actually realized.
We are a “smaller reporting company” under Item 10 of Regulation S-K promulgated under the Exchange Act, and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies. Although the rules allow us to provide less detail about our executive compensation program, the Compensation Committee is committed to providing the information necessary to help stockholders understand its executive compensation-related decisions. Accordingly, this section includes supplemental narratives that describe the 2023 executive compensation program for our named executive officers.
Our named executive officers (“NEOs”) for the year ended December 31, 2023 were as follows:

Name	Position
Jacqueline E. Shea, Ph.D.	President, Chief Executive Officer and Director
Peter D. Kies	Chief Financial Officer
Laurent M. Humeau, Ph.D.	Chief Scientific Officer

2023 Business Highlights
Key 2023 Company highlights included:
•Announced substantial progress with lead program, INO-3107, as a potential treatment for Recurrent Respiratory Papillomatosis (RRP). This included announcement of positive data from our Phase 1/2 trial, orphan drug designation granted by the European Union, Breakthrough Therapy Designation granted by the U.S. Food and Drug Administration (FDA) and feedback from the FDA that data from our completed Phase 1/2 trial can be used to submit a Biological License Application (BLA) under the FDA's accelerated approval program.
•Reported positive results from Phase 1b trial of INO-4201 as a booster to an FDA-approved Ebola vaccine, Ervebo® with collaborators at the Hospital University of Geneva and GuardRx.
•Supported DARPA-funded Covid-19 dMAb trial in conjunction with collaborators at the Wistar Institute, University of Pennsylvania, Astra Zeneca, and Indiana University.
•Prioritized pipeline and reduced annual operating expenses.

Annual Cash Incentive: Payouts Reflecting Pay for Performance Alignment
At the beginning of 2023, we established annual cash incentive plan goals that management and the Compensation Committee considered rigorous, aggressive and challenging, attainable only with strong performance, and that took into account relevant opportunities and risks.

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Executive Compensation
As discussed below, the objective, measurable goals fell into five categories:
•Develop and prepare for the commercialization of INO-3107 for the treatment of RRP
•Develop VGX-3100 for Cervical and Anal HSIL indications and determine commercialization path
•Develop immunotherapy pipeline for chronic viral diseases, pre-cancers and cancers
•Develop preventative vaccines and therapies to address infection diseases
•Other corporate objectives (including financing, business development and human resources)
The clinical and regulatory categories required enrollment, trials and other development activities for new product candidates. The corporate objectives involved raising capital and developing strategic plans.
The Compensation Committee set challenging targets and evaluated performance achievement relative to the goals. Based on achievement of the foregoing components, actual bonus payouts to our named executive officers for 2023 performance were at 85% of the targeted amounts. See “Executive Compensation Components and Narrative to Summary Compensation Table—
Performance-Based Annual Cash Incentive Compensation” for additional detail.

Key Aspects of 2023 Executive Compensation: Strong Performance Orientation
Approximately 71% of our Chief Executive Officer’s target total compensation for the year ended December 31, 2023 was variable and at-risk. For 2023, the long-term incentive equity grant consisted of time-based RSUs, which vest ratably over three years, and stock options, of which 25% vest immediately and the remainder vests ratably over three years.
We place significant emphasis on variable, performance-based incentive compensation that focuses on our executives’ efforts to deliver both short-term and long-term goal achievement for our stockholders without encouraging excessive risk-taking. We accomplish this by placing a substantial portion of our executive officers’ total compensation “at-risk.” We consider compensation to be “at-risk” if it is subject to achievement of meaningful pre-set, objective goals, such as in our annual incentive program, or if it depends on the trading price of our common stock, as in our long-term incentive program.
The graphics below illustrate the mix of fixed base salary, target annual incentive and long-term target incentive compensation for our CEO and other non-CEO NEOs for the year ended December 31, 2023 and the high proportion that was variable and at-risk.

The proportion of total compensation that was variable and at-risk establishes the link between pay and performance for the CEO and other non-CEO NEOs and strengthened the alignment of the interests of these officers with those of the Company and its stockholders.

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Executive Compensation
Peer Group: Assessed and Updated Peer Group to Reflect Then-Current Market Capitalization
Each year, the Compensation Committee reassesses the group of peer companies used as a reference point for evaluating executive compensation. In connection with determining the compensation of the CEO and other executive officers, the Compensation Committee conducted a review of our peer group to ensure its continued appropriateness.
In 2022, due to a decrease in the market capitalization size of Inovio, the criteria for selecting peers for making 2023 compensation decisions were changed to the following:

•Biotechnology companies;
•Companies primarily with product candidates in Phase 3 clinical trials or NDA/newly marketed, with a preference towards immuno-oncology and oncology vaccine development;
•Market capitalization between $150 million and $1.5 billion; and
•Between 100-800 employees.

In August 2022, the Compensation Committee approved the following 20 companies to comprise the Company's peer group for 2023 compensation decisions:

Adaptimmune Therapeutics	Deciphera Pharmaceuticals	Karyopharm Therapeutics
Agenus	Epizyme	MacroGenics
Alector	FibroGen	PureTech Health
Allakos	Forma Therapeutics	Replimune Group
Arcus Biosciences	Heron Therapeutics	Seres Therapeutics
Atara Biotherapeutics	ImmunoGen	TG Therapeutics
ChemoCentryx	Iovance Biotherapeutics

Peer Group Statistics as of July 15, 2022	Market Capitalization (millions)
25th Percentile	$338.5
50th Percentile	$624.3
75th Percentile	$931.3
Inovio	$433.7
Percentile Rank	38%
Consistent with best practices for corporate governance, the Compensation Committee has committed to review the peer group annually. In addition to using data from this peer group, we use supplemental survey data to evaluate the market for competitive pay.
Our Compensation Committee does not make decisions with respect to compensation arrangements and amounts solely based on peer data, but refers to peer data to help ensure that target compensation amounts selected by the Compensation Committee do not materially deviate from market practices and that target amounts provide fair compensation given individual and company performance. In particular, the Compensation Committee requested data from Aon at the 25th percentile, median and 75th percentile of our peer group for base salary, target annual bonus, actual annual bonus, aggregate equity award value, total target compensation and total actual compensation. However, individual compensation decisions may deviate from the peer data, as our

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Executive Compensation
Compensation Committee discussed the peer data and made the 2023 compensation decisions in the context of the factors discussed below under the section titled “Compensation Components."
Our Executive Compensation Program
Program Objectives
We design our executive compensation program to achieve the following objectives:
•Motivate and reward executives whose knowledge, skills and performance are essential to our success;
•Align the performance of our executives and the interests of our stockholders;
•Recruit and retain executive talent; and
•Support the corporate business strategy and business plan by rewarding achievement based on our expectations for results and attainment of short-term and long-term goals by our executives.

2023 Say-on-Pay Vote
At our annual meeting of stockholders in 2023, 64% of the votes cast on the say-on-pay proposal supported the proposal, which was slightly lower than the 70% level of support for this proposal at our 2022 annual meeting and 79% at our 2021 annual meeting. Our Board and our Compensation Committee value the opinions of our stockholders, and we believe that it is important for our stockholders to have an opportunity to vote on this proposal annually. In addition to our annual advisory vote on executive compensation, we are committed to ongoing engagement with our stockholders on executive compensation and corporate governance issues.

Stockholder Engagement
While the Compensation Committee views the vote results of the past say-on-pay vote as indicative of support, the Committee also recognizes that a substantial minority of stockholders were expressing concern with their votes, with that minority increasing over the last several years. The Compensation Committee has authorized members of our management team to reach out to and engage with stockholders. Over the course of 2022 and 2023, we reached out to stockholders holding approximately 40% of our shares outstanding in the aggregate. We received responses from six stockholders, holding approximately 25% of our shares outstanding and engaged with two of these stockholders together holding approximately 10% of our shares outstanding.
Stockholders expressed support for our compensation program and corporate governance, indicating a preference that the Compensation Committee implement equity awards tied to multi-year, rigorous performance metrics, with one stockholder expressing a specific preference for relative performance metrics in long-term incentives. While the Compensation Committee believes that an equity incentive focused on inherently performance-based stock options with moderate use of time-based RSUs is appropriate for our restructuring and growth strategy, the Committee is continually evaluating equity grant practices to determine if the use of performance metric linked RSUs would be appropriate for our corporate strategy.
Our Compensation Committee has considered the results of the advisory vote in the context of our overall compensation philosophy, policies and decisions, as well as the relatively low stockholder interest in engaging with the company to express specific concerns about our compensation program. Based on feedback from stockholders, we believe that a primary reason for the lower support in 2023 was the compensation paid to our former Chief Executive Officer, Dr. Joseph Kim, in connection with his separation from our company in May 2022. The Compensation Committee believed that because the one-time compensation paid to Dr. Kim was individually negotiated and specifically took into account his long tenure with our company, it is not representative of our ongoing executive compensation philosophy with respect to our current executive officers. Taking the investor feedback and these other factors into account, the Committee generally maintained a consistent course for the 2023 compensation for our named executive officers.
Compensation Process
Role of the Compensation Committee
The Compensation Committee of our Board has the primary responsibility for determining compensation of our executives. Our Board has determined that each member of our Compensation Committee is “independent” as that term is defined by applicable Nasdaq rules and is a “non-employee” director as defined under Section 16 of the Exchange Act.

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Executive Compensation
Our Compensation Committee determines all compensation matters for our named executive officers (excluding our CEO), including base salary, bonuses, and equity compensation. Utilizing input from our Chief Executive Officer as well as that of independent compensation consultants as needed, the Compensation Committee makes an independent decision on compensation for each executive. The Compensation Committee also oversees the Chief Executive Officer and other senior officers in making compensation determinations of our non-executive staff. The Compensation Committee assesses performance on a number of subjective and objective factors, including the achievement of company and individual performance goals.
The Compensation Committee conducts an annual review of the Chief Executive Officer’s performance and reports its evaluation to the Board. The Board reviews the Compensation Committee’s evaluation and recommendation and also evaluates the Chief Executive Officer’s performance according to the goals and objectives established periodically by the full Board. This review serves as the basis for the recommendation of the Compensation Committee on Chief Executive Officer compensation. The Chief Executive Officer does not play any role with respect to any matter affecting her own compensation and is not present when the Compensation Committee discusses and formulates the compensation recommendation.
Role of the Independent Compensation Consultant
The Compensation Committee recognizes that there is value in procuring independent, objective expertise and counsel in connection with fulfilling its duties.
The Compensation Committee has the authority to engage advisers to assist the committee in carrying out its duties. The Compensation Committee has engaged the Human Capital Solutions practice of Aon, a division of Aon plc (“Aon”), an independent compensation consultant, to provide information on compensation trends and practices and to assist in evaluating our executive compensation policy and programs. The Compensation Committee engaged Aon in 2023 for compensation consulting services. To facilitate the Compensation Committee’s review and decision making for the overall compensation strategy, Aon provided the Compensation Committee with a peer group proxy study, general biopharma industry market data, benchmarks and recommendations for equity awards for executives. Aon does not provide services to our management without the Compensation Committee’s approval, but has been directed by the Compensation Committee to work in cooperation with management as necessary to gather information to carry out its obligation to the Compensation Committee. The Compensation Committee has assessed the independence of Aon pursuant to SEC and Nasdaq rules and concluded that no conflict of interest exists that would prevent Aon from serving as an independent consultant to the Compensation Committee.

While the Compensation Committee took into consideration the review and recommendations of Aon when making decisions about our executive compensation program, ultimately, the Compensation Committee made its own independent decisions about compensation matters.
Role of the Chief Executive Officer
The Compensation Committee works with our Chief Executive Officer to set the target total direct compensation of each of our named executive officers other than our Chief Executive Officer. As part of this process, our Chief Executive Officer evaluates each named executive officer, determines her recommendations about the target compensation of each named executive officer and delivers her evaluations and compensation recommendations to the Compensation Committee.
Taking into account the Chief Executive Officer’s evaluations and recommendations and other information it deems relevant, such as our achievement of corporate goals, the executive officer’s achievement of individual goals, responsibilities and experience, as well as the compensation philosophy described above and with reference to the peer group data, the Compensation Committee sets the target total direct compensation of our named executive officers. The Compensation Committee sets the compensation for our Chief Executive Officer and each of our named executive officers.

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Executive Compensation
Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for 2023 and 2022.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan ($)(4)	All Other Compensation ($)(5)	Total ($)

Jacqueline E. Shea, Ph.D. President and Chief Executive Officer	2023	750,615	491,873	812,999	371,280	12,141	2,438,908
	2022	729,758	1,171,474	1,268,362	336,000	13,524	3,519,118
Peter D. Kies Chief Financial Officer	2023	622,881	132,252	218,593	172,314	15,000	1,161,040
	2022	518,552	463,358	466,386	155,940	14,232	1,618,468
Laurent M. Humeau, Ph.D. Chief Scientific Officer	2023	610,850	132,252	218,593	168,264	14,968	1,144,927
	2022	508,314	446,936	449,936	152,275	13,000	1,570,461
1.Salary includes contributions made by the employee to our 401(k) plan and payouts of accrued but unused vacation time.
2.Represents the grant date fair values of RSUs computed in accordance with FASB ASC Topic 718. See Note 10, “Stockholders' Equity”, to our audited consolidated financial statements for the year ended December 31, 2023, included in our Annual Report on Form 10-K, for the assumptions made in determining stock compensation values.
3.Represents the grant date fair value of stock options computed in accordance with FASB ASC Topic 718. See Note 10, “Stockholders' Equity”, to our audited consolidated financial statements for the year ended December 31, 2023, included in our Annual Report on Form 10-K, for the assumptions made in determining stock compensation values.
4.The amounts in this column reflect cash incentive bonuses earned during the respective year and paid during the first quarter of the following year. See the discussion below under "Executive Compensation Components and Narrative to Summary Compensation Table - Performance-Based Annual Cash Incentive Compensation”, for additional information regarding bonus payouts earned for 2023.
5.Represents company 401(k) match amounts for the indicated year.
Executive Compensation Components and Narrative to Summary Compensation Table
Our executive compensation primarily consists of base salary, performance-based annual cash incentive compensation and long-term equity-based compensation. We place significant emphasis on performance-based incentive compensation that focuses on our executives’ efforts to deliver both short-term and long-term goal achievement for our stockholders without encouraging excessive risk taking.
The factors our Compensation Committee considered for each of our executives in 2023 included:
•Overall corporate performance during 2023 as measured against predetermined performance goals;
•The roles and responsibilities of our executives in executing the corporate goals;
•Our executives’ performance during 2023 in general and as measured against predetermined performance goals;
•The individual experience and skills of our executives;
•Any contractual commitments we have made to our executives regarding compensation; and
•Compensation paid by similar companies to their executives with similar roles and responsibilities.
Base Salary
Base salaries of executive officers are reviewed and approved annually by our Compensation Committee and adjustments are made based on (i) salary recommendations from our Chief Executive Officer, (ii) individual performance of executive officers for the previous fiscal year, (iii) our financial results for the previous year, and (iv) our financial condition. Our Chief Executive Officer does not make recommendations regarding her own compensation. In addition, in establishing the total compensation package for our Chief Executive Officer, the Compensation Committee pursues the same objectives and policies that apply for our other executive officers.

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Executive Compensation
Base salary reflects job responsibilities, value to us and individual performance, taking into consideration the need to attract and retain our executives. We determine salaries for our named executive officers initially by reference to each executive’s employment agreement, which we describe below. The Compensation Committee determines any increase over these salaries based upon recommendations of our Chief Executive Officer and other factors, except in the case of the Chief Executive Officer’s own compensation. The Compensation Committee generally reviews base salaries of our executives annually and adjusts salaries from time to time to realign salaries with market levels, individual performance and the performance of the Company.
Achievement of individual and corporate accomplishments along with the executive officer’s level of responsibility, competitive factors and our internal policies regarding salary increases were considered regarding 2023 salary increases.
Annual base salaries for each of our named executive officers for 2022 and 2023 were as follows:

Name	2022 Salary ($)	2023 Salary ($)	Increase (%)

Jacqueline E. Shea, Ph.D.	700,000	728,000	4%
Peter D. Kies	487,314	506,806	4%
Laurent M. Humeau, Ph.D.	475,860	494,894	4%

While not engaging in formal benchmarking, the Compensation Committee considered that the adjusted base salaries would place the named executive officers at approximately the 50th percentile within our peer group for those executives. In February 2024, the Compensation Committee again reviewed base salary levels and determined to leave base salaries for our named executive officers at their 2023 levels, noting that this did not result in the officers' base salaries being significantly below the median for the peer group.
Performance-Based Annual Cash Incentive Compensation
We provide for an annual cash incentive that reinforces our pay-for-performance approach. This incentive compensation is a short-term incentive program that rewards achievement of annual goals and objectives. At the end of each calendar year, annual incentive awards are awarded at the sole determination of the Compensation Committee (on behalf of the Board) based on the actual and measurable performance of the Company based on a set of predetermined corporate objectives established and communicated to executives at the beginning of the previous year.
Each year, the Chief Executive Officer provides company goals to the Board for review and the Board reviews and approves the goals and assigns weightings. The weightings for each goal vary year to year depending on the importance of the goal for a particular year. At the end of the year, the Compensation Committee determines an overall corporate performance score that is then multiplied by each executive’s target bonus, which is expressed as a percentage of base salary.
For 2023, the target bonus percentages for our Chief Executive Officer and our other named executive officers were 60% and 40%, respectively, of their annual base salaries, consistent with our philosophy that a significant portion of each executive’s total target compensation should be performance-based. The target percentages also reflect the Compensation Committee’s review of internal pay equity.

The corporate goals for 2023 were structurally similar to those in 2022, focusing on the clinical and preclinical development of our product candidates, as well as other strategic goals such as fundraising and business development. The 2023 corporate performance score was the sum of the achievement levels of the following corporate objectives, as further described below:

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Executive Compensation

2023 Corporate Objectives	Target Weighting (%)	Actual Achievement (%)
Develop and prepare for commercialization: INO-3107 (RRP)	50	46
Develop VGX-3100 for Cervical and Anal HSIL indications	10	7
Develop immunotherapy pipeline for chronic viral diseases, pre-cancers and cancers	20	15
Develop preventative vaccines and therapies to address infectious diseases	6	4
Other corporate objectives (including financing and human resources)	14	13
Total	100	85

The target weightings set forth in the table above were comprised of the following components:
INO-3107:
•15% for meetings with FDA for end-of Phase 2 and EMEA Scientific Advice;
•10% for conducting our Phase 3 clinical trial;
•10% for securing an HPV 6/11 diagnostic assay;
•5% for developing delivery device strategy to meet clinical objectives and commercial requirements; and
•10% for increasing understanding of market opportunity and initiating and building global advocacy among private and public stakeholders.
VGX-3100:
•5% for delivering strategic recommendation on VGX-3100 Cervical HSIL pathway and determining commercialization path;
•3% for obtaining feedback on international clinical development plans for VGX-3100 Anal HSIL; and
•2% for completing market research for AIN in the setting of adjuvant use with surgery and determining commercialization path.
Developing Immunotherapy Pipeline:
•8% for selecting clinical asset to continue into mid-stage clinical trial and submitting protocol to FDA;
•8% for completing partnership to fund or co-fund clinical trial for INO-3112 or INO-5401; and
•4% for completing assessments and prioritizing new targets across chronic viral diseases, new immunotherapies, and protein replacement.
Advancing Infectious Disease Programs:
•2% for maintaining relationships with funding partners and publishing data;
•2% for continuing support to Advaccine for INO-4800 program; and
•2% for continuing support of externally funded clinical programs.
Other Corporate Objectives:
•10% for maintaining a strong balance sheet via a combination of new funding and control of expenses to end the year with no less than 1.5 years cash runway based on the current approved budget; and
•4% for attracting top talent to fill open positions, rewarding performance with focused pay equity analysis, developing key leadership skills required to support evolving business objectives, and maintaining strong diversity representation.

For each corporate objective described above, partial credit could be given by the Compensation Committee based on the actual level of achievement. In the event that achievement of a predetermined stretch goal within the objectives described above was achieved, the Compensation Committee could give up to 50% extra credit for that objective.

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Executive Compensation
At the time the Compensation Committee set our goals for 2023, the Compensation Committee believed that each of the corporate objectives were achievable at the target level, but only with significant effort.
The following table shows the non-equity incentive plan payouts to our named executive officers for 2023:

Name	Base Salary ($) (1)	Target Opportunity (%)	Target Opportunity ($)	Weighted Performance Payout Percentage (%)	Total Payout ($)

Jacqueline E. Shea, Ph.D.	728,000	60	436,800	85	371,280
Peter D. Kies	506,806	40	202,722	85	172,314
Laurent M. Humeau, Ph.D.	494,894	40	197,958	85	168,264
1.Amounts shown in this table are salary only, while amounts shown in the salary column of the Summary Compensation Table include payouts of accrued but unused vacation time.
Long-Term Equity-Based Incentive Compensation
The Compensation Committee structured the 2023 mix of equity vehicles and the relative weight assigned to each to motivate stock price appreciation over the long term through a combination of stock options, which deliver value only if the stock price increases, and RSUs, which are complementary because they have upside potential but deliver some value even if the stock price does not increase, and they also encourage ownership and retention while aligning executive officers’ interests with those of our stockholders.

Our Compensation Committee receives preliminary recommendations for equity-based awards from our Chief Executive Officer. Our Compensation Committee then reviews the market-based recommendations based on our peer group and recommends equity-based awards for all of our officers, including our Chief Executive Officer and the other named executive officers, to our Board for approval.
Long-term equity-based incentive grant values are generally targeted to be near the median in the aggregate, based on the companies in our peer group. This target remained flat year-over-year. The Compensation Committee aims to balance the responsible use of shares with its goals of alignment with stockholders and executive retention, and to do so in 2023 granted a blend of stock options and RSUs. The Compensation Committee considers and evaluates the appropriate mix of equity vehicles each year, taking into consideration these various factors.

For 2023, the mix of equity grant value was approximately 62% in the form of stock options and 38% in the form of RSUs. The number of stock options and RSUs granted by the Compensation Committee during 2023 were as follows:

Name	Grant Date Fair Value of Stock Options ($)	Stock Options Granted (#)(1)	Grant Date Fair Value of RSUs ($)	RSUs Granted (#)(2)

Jacqueline E. Shea, Ph.D.	812,999	69,732	491,873	53,233
Peter D. Kies	218,593	18,749	132,252	14,313
Laurent M. Humeau, Ph.D.	218,593	18,749	132,252	14,313
1.We granted stock options to all of the named executive officers on February 27, 2023 with an exercise price of $14.88. All of the stock options granted in 2023 vest in four equal installments, with 25% vesting immediately on the grant date and 25% vesting on each anniversary of the grant date thereafter.
2.We granted RSUs to all of the named executive officers on May 15, 2023 with a grant date fair value of $9.24 per share. All of the RSUs granted in 2023 vest in three equal annual installments beginning on the first anniversary of the grant date.

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Executive Compensation
Other Aspects of Our Compensation Program
Severance and Change in Control Benefits
During 2023, all of our named executive officers were eligible for certain severance benefits upon a qualifying termination under the terms of their employment agreements. Our Compensation Committee considers these severance benefits critical to attracting and retaining high-caliber executives. Additionally, our Compensation Committee believes that providing enhanced severance benefits to our Chief Executive Officer and Chief Financial Officer upon a qualifying termination in connection with a change in control minimizes the distractions to these executives in connection with a corporate transaction and reduces the risk that our Chief Executive Officer and Chief Financial Officer depart our company before a transaction is completed. We believe that the severance benefits allow our Chief Executive Officer and Chief Financial Officer to focus on continuing normal business operations and, in the case of change in control severance benefits, the success of a potential business combination, rather than worry about how business decisions that may be in our best interest and the interests of our stockholders will impact their own financial security. These existing arrangements help ensure stability, and will help enable our Chief Executive Officer and Chief Financial Officer to maintain a balanced perspective in making overall business decisions during periods of uncertainty. Our Compensation Committee periodically reviews the severance payments and benefits that we provide, including by reference to market data, to ensure they remain appropriately structured and at reasonable levels.

In March 2024, after consultation with its compensation consultant, the Compensation Committee recommended, and our Board approved, a new Severance Plan to provide severance benefits to certain of our eligible executives, including our named executive officers, who become participants in the Severance Plan. Our Chief Executive Officer, Dr. Shea, and our Chief Scientific Officer, Dr. Humeau, are participants in the Severance Plan and have entered into Participation Agreements. The terms of the Severance Plan generally supersede any severance and change in control benefits set forth in their pre-existing employment agreements with us. Our Chief Financial Officer, Mr. Kies, is not a participant in the Severance Plan, and the terms of his existing employment agreement will continue to apply.

A more detailed description of the Severance Plan and the severance and change in control payments and benefits included in Mr. Kies’s employment agreement is provided below.
Perquisites
We do not provide our named executive officers with any perquisites that we do not provide to all of our other employees.
Recoupment Policy
In order to align further management’s interests with the interests of our stockholders and to support good corporate governance practices, our Corporate Governance Guidelines provide that, subject to rules of the SEC and the exchange on which our common stock is traded, in the event that we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the federal securities laws, we shall recover from any current or former executive officer, as determined in accordance with such rules, who received cash and equity-based compensation (including stock options awarded as compensation) during the three-year period preceding the date on which we are required to prepare an accounting restatement, based on the erroneous data, in excess of what would have been paid to the executive officer under the accounting restatement and any respective profits that officer has realized from the sale of our securities during the 12-month period preceding the date on which we are required to prepare an accounting restatement.
In November 2023, our Board also adopted, and we have implemented, a Dodd-Frank Act-compliant clawback policy as required by SEC rules.
Stock Ownership Guidelines and Policies
In 2019, our Compensation Committee adopted stock ownership guidelines for our directors and officers. Our Compensation Committee, in consultation with Aon, determined that stock ownership guidelines are common among large public companies and are increasing in prevalence among mid-sized and smaller companies. The Compensation Committee also determined that stock ownership guidelines help align the interests of our executives with those of our stockholders and may act as a risk mitigation device.
The stock ownership guidelines are based on a multiple of base salary or annual cash retainer, as follows:

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Executive Compensation

Position	Ownership Guideline
Chief Executive Officer	3 times annual base salary
Other Executive Officers	1 times annual base salary
Non-Employee Director	3 times annual base cash retainer (not including amounts received for service on Board committees)
For purposes of these guidelines, “ownership” includes: (1) shares owned directly by the individual (or jointly with the individual’s spouse) and by members of the individual’s immediate family; (2) shares held in trust for the benefit of the individual and/or his or her immediate family members residing in the same household; (3) shares subject to outstanding stock options held by the individual (but only to the extent vested and with an exercise price less than the average of the daily closing sales price of our common stock for the last 90 trading days of the immediately preceding calendar year; and (4) 50% of the shares subject to unvested RSUs held by the individual.
Our executive officers and directors have until the later of December 31st of the year in which the officer or director achieves his or her fifth year of service as an officer or director, and December 31st of the fifth year following the year in which the individual becomes subject to the ownership guidelines to comply with the guidelines.
Policy Regarding Hedging and Pledging of Our Common Stock
In addition to our stock ownership guidelines, our executive officers and directors are also subject to our Amended and Restated Code of Business Conduct and Ethics, which prohibits all employees and directors from purchasing financial instruments designed to hedge or offset any decrease in the market value of the Company’s common stock or engage in any transaction that would have the effect of reducing or eliminating the economic risk of holding the Company’s common stock (including, but not limited to, prepaid variable forward contracts, equity swaps, collars, and exchange funds). Our executive officers and directors are also subject to our Insider Trading Policy, which prohibits all employees and directors from engaging in short-term or speculative transactions in the Company’s securities, including pledging and purchasing Company securities on margin.

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Executive Compensation
Outstanding Equity Awards at Fiscal Year-End
The following tables set forth certain information with respect to outstanding equity awards held by the named executive officers at December 31, 2023.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)

Jacqueline E. Shea, Ph.D.	8,333	—	43.44	3/25/2029
	6,552	2,183	133.20	2/26/2031	1,878	(3)	11,493
	11,763	11,761	38.64	2/26/2032	11,705	(4)	71,635
	12,892	12,891	29.88	5/10/2032	11,000	(5)	67,320
	17,433	52,299	14.88	2/27/2033
					53,233	(6)	325,786
Peter D. Kies	3,124	—	155.04	3/26/2024
	3,229	—	105.60	5/22/2024
	4,999	—	90.72	3/5/2025
	5,625	—	84.24	3/9/2026
	8,333	—	80.16	3/10/2027
	10,541	—	51.48	3/5/2028
	8,374	—	40.08	3/8/2029
	6,552	2,183	133.20	2/26/2031	1,878	(3)	11,493
	8,033	8,033	38.64	2/26/2032	7,994	(4)	48,923
	4,688	14,061	14.88	2/27/2033
					14,313	(6)	87,596
Laurent M. Humeau, Ph.D.	1,666	—	120.00	1/6/2024
	2,083	—	90.72	3/5/2025
	1,499	—	84.24	3/9/2026
	1,145	—	80.16	3/10/2027
	10,541	—	51.48	3/5/2028
	7,766	—	40.08	3/8/2029
	6,553		133.20	2/26/2031	1,878	(3)	11,493
	7,750	7,749	38.64	2/26/2032	7,711	(4)	47,191
	4,688	14,061	14.88	2/27/2033
					14,313	(6)	87,596
1.These stock option awards vest 25% immediately on the date of grant and 25% on each of the first, second and third anniversaries thereafter. The option expiration date as reflected in the table is the tenth anniversary of the grant date.
2.The market value of RSUs is based on $6.12 per share, the closing price of our common stock on the Nasdaq Capital Market on December 31, 2023.
3.These RSUs vested in full on February 26, 2024.
4.These RSUs vested as to one-half of the shares on February 26, 2024 and the remainder will vest on February 26, 2025.
5.These RSUs will vest in two equal installments on May 10, 2024 and May 10, 2025.
6.These RSUs will vest in three equal installments on May 15, 2024, May 15, 2025 and May 15, 2026.

Inovio Pharmaceuticals, Inc.	33	2024 Proxy Statement

Executive Compensation
Employment Agreement with Jacqueline E. Shea, Ph.D.
We entered into an employment agreement with Dr. Shea pursuant to which she serves as our Chief Executive Officer and previously served as Chief Operating Officer and Executive Vice President. The employment agreement provides an annual base salary, subject to upward adjustment yearly by our Board or its Compensation Committee. Dr. Shea's base salary as of March 1, 2024 is $728,000. Under the employment agreement, Dr. Shea is eligible to receive an incentive cash bonus up to the amount, based upon the criteria and payable at such times as determined by our Board or its Compensation Committee. Dr. Shea's current target bonus is 60% of her base salary. Dr. Shea is also entitled to participate in such employee benefit plans and programs and is entitled to such other fringe benefits, as are from time to time adopted by our Board or its Compensation Committee and made available by us generally to employees of similar position, and shall be eligible for such awards and benefits, if any, pursuant to our plans and programs as determined by our Board or its Compensation Committee.
Dr. Shea is a participant in our Severance Plan, the terms of which are described below.
Employment Agreement with Peter D. Kies
We have entered into an employment agreement with Mr. Kies pursuant to which he serves as Chief Financial Officer. The employment agreement provides an annual base salary, subject to upward adjustment yearly by our Board or its Compensation Committee. Mr. Kies’ base salary as of March 1, 2024 is $506,806. Under the employment agreement, Mr. Kies is eligible to receive an incentive cash bonus up to the amount, based upon the criteria and payable at such times as determined by our Board or its Compensation Committee. Mr. Kies’ current target bonus is 40% of his base salary. Mr. Kies is also entitled to participate in such employee benefit plans and programs and is entitled to such other fringe benefits, as are from time to time adopted by our Board or its Compensation Committee and made available by us generally to employees of similar position, and shall be eligible for such awards and benefits, if any, pursuant to our plans and programs as determined by our Board or its Compensation Committee.
If Mr. Kies’ employment is terminated by reason of death or total disability, we will pay Mr. Kies or his estate or representative, as applicable, any unpaid portion of his base salary computed on a pro rata basis through the date of termination, any unreimbursed expenses, all other accrued but unpaid rights as determined under any of our plans and programs in which Mr. Kies is then participating, and, in the case of total disability, a continuation of medical benefits for up to 60 days and COBRA premiums for six months thereafter. In the case of total disability, Mr. Kies will also receive a lump-sum payment equal to six months of his aggregate base salary then in effect.
If we terminate Mr. Kies’ employment for cause, as defined in the agreement, we will pay him any unpaid portion of his base salary computed on a pro rata basis through the date of termination, any unreimbursed expenses and all other accrued but unpaid rights as determined under our plans and programs in which he is then participating.
If we terminate Mr. Kies’ employment other than on account of death, total disability or cause, or Mr. Kies terminates his employment for good reason, as defined in the agreement, on 30 days’ prior written notice, we will pay him any unpaid portion of his base salary computed on a pro-rata basis through the date of termination, any unreimbursed expenses, all other accrued but unpaid rights as determined under our plans and programs in which Mr. Kies is then participating, a severance payment in the amount of 12 months of base salary and COBRA payments for 12 months following the effective date of termination. The employment agreement requires that Mr. Kies enter into an agreement containing certain non-competition and non-disclosure covenants.
If Mr. Kies is terminated as a result of a change in control, Mr. Kies is entitled to receive payments due to him under the conditions of termination without cause as outlined above and a lump-sum cash severance payment equal to his then-current monthly base salary and the pro rata bonus amount multiplied by 12 but discounted to present value based on applicable federal rate under the Internal Revenue Code. The pro rata bonus amount equals one-twelfth of the greater of (A) the most recent annual cash bonus paid to Mr. Kies prior to termination, or (B) the average of the three most recent annual cash bonuses paid to Mr. Kies prior to termination. For the avoidance of doubt, based on the conditions of termination without cause outlined above, if Mr. Kies were terminated as a result of a change in control, the amount of the lump-sum cash severance payment that Mr. Kies would be entitled to equals 24 months of base salary plus his pro rata bonus amount multiplied by 12, discounted to present value. As a condition to Mr. Kies receiving any severance benefits as a result of a change in control, Mr. Kies must sign a release from any obligations and liabilities in favor of us.

Inovio Pharmaceuticals, Inc.	34	2024 Proxy Statement

Executive Compensation
Employment Agreement with Laurent M. Humeau, Ph.D.
We entered into an employment agreement with Dr. Humeau pursuant to which he has served as Chief Scientific Officer and Executive Vice President since March 2019. The employment agreement provides an annual base salary, subject to upward adjustment yearly by our Board or its Compensation Committee. Dr. Humeau's base salary as of March 1, 2024 is $494,894. Under the employment agreement, Dr. Humeau is eligible to receive an incentive cash bonus up to the amount, based upon the criteria and payable at such times as determined by our Board or its Compensation Committee. Dr. Humeau's current target bonus is 40% of his base salary. Dr. Humeau is also entitled to participate in such employee benefit plans and programs and is entitled to such other fringe benefits, as are from time to time adopted by our Board or its Compensation Committee and made available by us generally to employees of similar position, and shall be eligible for such awards and benefits, if any, pursuant to our plans and programs as determined by our Board or its Compensation Committee.
Dr. Humeau is a participant in our Severance Plan, the terms of which are described below.

Severance Plan and Participation Agreements
As described above, in March 2024, our Board approved and adopted the Company’s Severance Plan and Summary Plan Description (the “Plan”), which provides severance benefits to certain eligible of our executives (the “Covered Executives”) who become participants in the Plan in the event of termination of a Covered Executive’s employment with us other than for Cause (as defined in the Plan), or as a result of such Covered Executive’s resignation for Good Reason (as defined in the Plan) (any such termination, a “Covered Termination”).
Drs. Shea and Humeau are participants in the Plan and have entered into Participation Agreements. Mr. Kies is not a participant in the Plan, and the terms of his employment agreement, described above, will continue to apply.
Under the terms of the Plan, in the event of a Covered Termination, a Covered Executive will be eligible to receive as severance: (a) base salary continuation for the applicable number of months set forth in the Covered Executive’s Participation Agreement (18 months for Dr. Shea and 12 months for Dr. Humeau), paid in equal installments on our regular payroll schedule (the “Severance Period”); and (b) Company-paid COBRA premiums for the Covered Executive’s continued coverage under our benefit plans, subject to timely COBRA election, for the number of months set forth in the Covered Executive’s Participation Agreement (or until the Covered Executive secures employment with similar benefits).
In the event such Covered Termination occurs within one (1) year after a Change in Control (as defined in our 2023 Omnibus Incentive Plan), the Covered Executive will be eligible for the following Change in Control severance benefits: (a) base salary continuation for the applicable number of months set forth in the Covered Executive’s Participation Agreement (24 months for Dr. Shea and 18 months for Dr. Humeau), paid in equal installments on the Company’s regular payroll schedule; (b) an amount equal to the target annual bonus for the year of such Covered Termination multiplied by the applicable bonus multiple set forth in the Covered Executive’s Participation Agreement (two times for Dr. Shea and 1.5 times for Dr. Humeau); (c) each of the Covered Executive’s then-outstanding equity awards, other than performance awards, subject to time-based vesting shall accelerate and become vested and exercisable as to the percentage of the unvested shares subject to the equity award set forth in the Covered Executive’s Participation Agreement (100% for each of Drs. Shea and Humeau); and (d) Company-paid COBRA premiums for the Covered Executive’s continued coverage under the Company benefit plans, subject to timely COBRA election, for the number of months set forth in the Covered Executive’s Participation Agreement (24 months for Dr. Shea and 18 months for Dr. Humeau) (or until the Covered Executive secures employment with similar benefits).
In the event of the termination of a Covered Executive’s employment due to Disability (as defined in the Plan), such Covered Executive will be eligible to receive: (a) base salary continuation for the applicable number of months set forth in the Covered Executive’s Participation Agreement (18 months for Dr. Shea and 12 months for Dr. Humeau), paid in equal installments on the Company’s regular payroll schedule; (b) Company-paid COBRA premiums for the Covered Executive’s continued coverage under the Company benefit plans, subject to timely COBRA election, for the number of months set forth in the Covered Executive’s Participation Agreement (18 months for Dr. Shea and 12 months for Dr. Humeau) (or until Covered Executive secures employment with similar benefits); and (c) such Covered Executive’s then-outstanding equity awards, other than performance awards, subject to time-based vesting shall continue to vest on the original vesting dates and any performance awards held by the Covered Executive shall remain outstanding and eligible to vest based on actual performance through the end of the applicable performance period.

Inovio Pharmaceuticals, Inc.	35	2024 Proxy Statement

Executive Compensation
In the event of termination of Covered Executive’s employment due to death, such Covered Executive’s then-outstanding equity awards, other than performance awards, subject to time-based vesting shall accelerate and become vested and exercisable as to the percentage of the unvested shares subject to the equity award set forth in the Covered Executive’s Participation Agreement and any performance awards held by the Covered Executive shall remain outstanding and eligible to vest based on the Company’s actual performance through the end of the applicable performance period.
As a condition to any Covered Executive receiving any severance benefits under the Plan, such Covered Executive must sign, and allow to become effective, a separation agreement containing among other provisions, a release of all claims in favor of us and our subsidiaries and affiliates and the Covered Executive’s continued compliance with any proprietary information and inventions agreement, and any restrictive covenant agreement between the Covered Executive and us. The benefits provided under the Plan will generally supersede any other change in control, severance benefit plan, or agreement between us and a Covered Executive. Any prior acceleration rights set forth in existing awards between the Covered Executive and us will not be impacted by participating in the Plan.
Pay Versus Performance Disclosure
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"), we provide the following disclosure regarding executive compensation for our principal executive officers (“PEOs”) and Non-PEO named executive officers (“Non-PEO NEOs”) and Company performance for the fiscal years listed below.

Year	Summary Compensation Table Total for J. Joseph Kim Ph.D.¹ ($)	Summary Compensation Table Total for Jacqueline E. Shea, Ph.D.[1] ($)	Compensation Actually Paid to J. Joseph Kim Ph.D.[1,2,3] ($)	Compensation Actually Paid to Jacqueline E. Shea, Ph.D.[1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on:[4]	Net Loss ($ Millions)
							TSR ($)
(a)	(b)	(c)	(b)	(c)	(d)	(e)	(f)	(h)

2023	—	2,438,908	—	1,146,269	1,152,984	725,423	5.76	(135)
2022	10,472,297	3,519,118	3,423,566	1,791,933	1,594,465	433,729	17.63	(280)
2021	6,223,600	—	2,515,889	—	2,297,181	974,990	56.38	(304)
1.Dr. Kim was our PEO from 2021 through May 2022 ("First PEO"). Dr. Shea was our PEO for the remainder of 2022 and for all of 2023 ("Second PEO"). The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2021	2022	2023
Jacqueline E. Shea, Ph.D.	Peter D. Kies	Peter D. Kies
Peter D. Kies	Laurent M. Humeau, Ph.D.	Laurent M. Humeau, Ph.D.
Laurent M. Humeau, Ph.D.
2.The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below. The Compensation Committee did not consider Compensation Actually Paid or other disclosure below in making its pay decisions for any of the years shown.
3.Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Inovio Pharmaceuticals, Inc.	36	2024 Proxy Statement

Executive Compensation

Year	Summary Compensation Table Total for Jacqueline E. Shea, Ph.D. ($)	Exclusion of Stock Awards and Option Awards for Jacqueline E. Shea, Ph.D. ($)	Inclusion of Equity Values for Jacqueline E. Shea, Ph.D. ($)	Compensation Actually Paid to Jacqueline E. Shea, Ph.D. ($)

2023	2,438,908	(1,304,872)	12,233	1,146,269
2022	3,519,118	(2,439,836)	712,651	1,791,933

Year	Summary Compensation Table Total for J. Joseph Kim Ph.D. ($)	Exclusion of Stock Awards and Option Awards for J. Joseph Kim Ph.D. ($)	Inclusion of Equity Values for J. Joseph Kim Ph.D. ($)	Compensation Actually Paid to J. Joseph Kim Ph.D. ($)

2022	10,472,297	(7,241,702)	192,971	3,423,566
2021	6,223,600	(4,915,188)	1,207,477	2,515,889

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)

2023	1,152,984	(350,845)	(76,716)	725,423
2022	1,594,465	(913,308)	(247,431)	433,726
2021	2,297,181	(1,611,307)	289,116	974,990
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Jacqueline E. Shea, Ph.D. ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Jacqueline E. Shea, Ph.D. ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Jacqueline E. Shea, Ph.D. ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Jacqueline E. Shea, Ph.D. ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Jacqueline E. Shea, Ph.D. ($)	Total - Inclusion of Equity Values for Jacqueline E. Shea, Ph.D. ($)

2023	558,517	(572,726)	196,121	(169,679)	—	12,233
2022	1,152,757	(489,895)	311,544	(261,755)	—	712,651

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for J. Joseph Kim Ph.D. ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for J. Joseph Kim Ph.D. ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for J. Joseph Kim Ph.D. ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for J. Joseph Kim Ph.D. ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for J. Joseph Kim Ph.D. ($)	Total - Inclusion of Equity Values for J. Joseph Kim Ph.D. ($)

2022	470,156	(426,352)	1,538,977	(1,389,810)	—	192,971
2021	1,842,508	(1,582,160)	641,032	306,097	—	1,207,477

Inovio Pharmaceuticals, Inc.	37	2024 Proxy Statement

Executive Compensation

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)

2023	150,171	(218,354)	52,732	(61,265)	—	(76,716)
2022	382,936	(489,895)	112,370	(252,842)	—	(247,431)
2021	604,018	(650,063)	210,142	125,019	—	289,116
4.Assumes $100 was invested in common stock of the Company for the period starting December 31, 2020, through the end of the listed year. Historical stock performance is not necessarily indicative of future stock performance.

Inovio Pharmaceuticals, Inc.	38	2024 Proxy Statement

Executive Compensation
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Company TSR
Compensation Actually Paid ($ Millions)
4
4
3
3
2
2
1
1
0
Company TSR (FYE 2020 Indexed to $100)
$120
$100
$80
$60
$40
$20
$0
100.00
2.5
56.38
1.0
3.4
1.8
17.63
0.4
1.1
0.7
5.76
2020
2021
2022
2023
Fiscal Year
First PEO Compensation Actually Paid
Second PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Inovio Pharmaceuticals, Inc. TSR

Inovio Pharmaceuticals, Inc.	39	2024 Proxy Statement

Executive Compensation
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Loss
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Loss during the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Net Loss
Compensation Actually Paid ($ Millions)
Net Loss ($ Millions)
4
4
3
3
2
2
1
1
0
0
-50
-100
-150
-200
-250
-300
-350
2.5
1.0
-304
3.4
1.8
-280
0.4
-135
1.1
0.7
2021
2022
2023
Fiscal Year
First PEO Compensation Actually Paid
Second PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Inovio Pharmaceuticals, Inc. Net Income

Inovio Pharmaceuticals, Inc.	40	2024 Proxy Statement

DIRECTOR COMPENSATION

Non-Employee Director Compensation Program
The Board of Directors has approved cash compensation to be paid by the Company to its non-employee directors in the form of annual retainer payments as shown in the following table:

	Chairperson ($)	Member ($)
Board of Directors	80,000	45,000
Audit Committee	20,000	10,000
Compensation Committee	15,000	7,500
Nomination and Corporate Governance Committee	15,000	7,500
Finance Committee	10,000	5,000
Commercial Committee	15,000	7,500
Clinical Development Advisory Committee	15,000	7,500

In May 2023 the Board approved an increase to the initial and annual equity compensation for all Board members to bring the Company up to approximately the median among its peer group companies. Upon election or appointment to our Board, each of our non-employee directors is granted equity awards equivalent to stock options exercisable for 11,666 shares of our common stock, at the then fair market value pursuant to the terms of our 2023 Omnibus Incentive Plan, to be allocated as non-qualified stock options or restricted stock units ("RSUs") at a ratio determined from time to time by our Board or its Compensation Committee, which the Compensation Committee has currently set at approximately 1.33 stock options to 1 RSU. In addition, each non-employee director is automatically granted equity awards equivalent to a stock option to purchase up to 5,833 shares of our common stock if he or she remains on our Board on the date of each annual meeting of stockholders. Such awards will be allocated as non-qualified stock options and RSUs at a ratio determined from time to time by our Board or its Compensation Committee, which the Compensation Committee has currently set at approximately 1.33 stock options to 1 RSU.
2023 Non-Employee Director Option and Restricted Stock Unit Grants
During the year ended December 31, 2023, each of our non-employee directors, Mr. Benito, Dr. Dansey, Dr. Miller, Mr. Shepard, Dr. Weiner, Ms. Yarno and Ms. Zoth, were granted options to purchase 2,916 shares of our common stock exercisable at $9.24 per share. Each of the foregoing option grants was made in accordance with our non-employee director compensation policy.
During the year ended December 31, 2023, each of our non-employee directors was also granted 2,166 RSUs. Each of the foregoing RSU grants was also made in accordance with our non-employee director compensation policy.
For his services as Chairman of our Scientific Advisory Board, in February 2023 Dr. Weiner was also granted options to purchase 5,000 shares of our common stock exercisable at $14.88 per share, and 2,916 RSUs.

Inovio Pharmaceuticals, Inc.	41	2024 Proxy Statement

Director Compensation
Director Compensation Table
The following table sets forth certain information with respect to non-employee director compensation during 2023.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)

Simon X. Benito(3)	110,000	20,014	21,171	—	151,185
Roger D. Dansey, M.D.(4)	67,500	20,014	21,171	—	108,685
Ann C. Miller, M.D.(5)	75,000	20,014	21,171	10,750	126,935
Jay P. Shepard(6)	78,125	20,014	21,171	—	119,310
David B. Weiner, Ph.D.(7)	52,500	20,014	21,171	108,108	201,793
Wendy L. Yarno(8)	82,500	20,014	21,171	—	123,685
Lota S. Zoth(9)	77,500	20,014	21,171	—	118,685
1.Represents the grant date fair value of RSU awards computed in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718. See Note 10, “Stockholders' Equity”, to our audited consolidated financial statements for the year ended December 31, 2023, included in our Annual Report on Form 10-K, for the assumptions made in determining stock compensation values.
2.Represents the grant date fair value of stock option awards computed in accordance with FASB ASC Topic 718. See Note 10, “Stockholders' Equity”, to our audited consolidated financial statements for the year ended December 31, 2023, included in our Annual Report on Form 10-K, for the assumptions made in determining stock compensation values.
3.At December 31, 2023, Mr. Benito held options to purchase 14,021 shares of our common stock and 2,166 unvested RSUs.
4.At December 31, 2023, Dr. Dansey held options to purchase 9,749 shares of our common stock and 3,166 unvested RSUs.
5.The amounts presented in the “All Other Compensation” column for Dr. Miller represent payments for consulting services. At December 31, 2023, Dr. Miller held options to purchase 11,314 shares of our common stock and 2,166 unvested RSUs.
6.At December 31, 2023, Mr. Shepard held options to purchase 10,273 shares of our common stock and 2,166 unvested RSUs.
7.The amounts presented in the “All Other Compensation” column for Dr. Weiner represent the grant date fair value of option and RSU grants to Dr. Weiner during the year for his service on our Scientific Advisory Board, calculated as described in footnotes (1) and (2) above. At December 31, 2023, Dr. Weiner held options to purchase 61,603 shares of our common stock and 7,998 unvested RSUs.
8.At December 31, 2023, Ms. Yarno held options to purchase 12,355 shares of our common stock and 2,166 unvested RSUs.
9.At December 31, 2023, Ms. Zoth held options to purchase 11,314 shares of our common stock and 2,166 unvested RSUs.

Inovio Pharmaceuticals, Inc.	42	2024 Proxy Statement

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 and has further directed that the appointment of the independent registered public accounting firm be submitted for ratification by our stockholders at the Annual Meeting. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Stockholder ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the appointment of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.
The affirmative vote of the holders of a majority of the shares present or represented by proxy and voting at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP. Abstentions will be counted the same as if voted against the proposal.
The following table sets forth the aggregate fees billed to us for the fiscal years ended December 31, 2023 and 2022 by Ernst & Young LLP:

Year	Audit Fees ($)	Tax Fees ($)	Total Fees ($)

2023	861,419	60,770	922,189
2022	868,250	100,625	968,875
Audit Fees
Audit fees for 2023 and 2022 consist of fees billed for professional services rendered in connection with the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports, as well as fees incurred for audit services that are normally provided by Ernst & Young LLP in connection with other regulatory filings or engagements.
Tax Fees
Tax fees include fees for services performed by the professional staff in the tax department of Ernst & Young LLP except for those tax services that could be classified as audit services. These include tax compliance and various tax consultation fees.
Pre-Approval Policies and Procedures

Inovio Pharmaceuticals, Inc.	43	2024 Proxy Statement

Proposal Two
Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent registered public accounting firm and management are required to periodically report to our Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval. Our Audit Committee approved all "Audit Fees" and “Tax Fees” listed in the table above pursuant to its pre-approval policies and procedures.
Audit Committee Report
The Audit Committee oversees our financial reporting process on behalf of our Board. Management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited consolidated financial statements in our annual report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
The Audit Committee reviewed with Ernst & Young LLP, who are responsible for expressing an opinion on the conformity of these audited consolidated financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee by the applicable standards of the Public Company Accounting Oversight Board (United States) ("PCAOB"), the rules of the Securities and Exchange Commission ("SEC") and other applicable regulations. In addition, the Audit Committee has discussed with Ernst & Young LLP their independence from management and the Company, has received from Ernst & Young LLP the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered the compatibility of non-audit services with Ernst and Young’s independence.
The Audit Committee met with Ernst & Young LLP to discuss the overall scope of their audit services, the results of the audit and reviews and the overall quality of our financial reporting. Ernst & Young LLP, as our independent registered public accounting firm, also periodically updates the audit committee about new accounting developments and their potential impact on our reporting. The meetings with Ernst & Young LLP were held with and without management present. The Audit Committee is not employed by us, nor does it provide any expert assurance or professional certification regarding our consolidated financial statements. The Audit Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and our independent registered public accounting firm.
Based on the reviews and discussions referred to above, the Audit Committee has recommended to our Board, and the Board has approved, that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023, filed by the Company with the SEC.
The foregoing report has been furnished by the Audit Committee:
•Lota S. Zoth (Chair)
•Simon X. Benito
•Jay Shepard
This Audit Committee Report is not soliciting material, is not deemed to be filed with the SEC, and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made by us before or after the date hereof, regardless of any general incorporation language in any such filing, except to the extent we specifically incorporate this material by reference into any such filing.

Our Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

Inovio Pharmaceuticals, Inc.	44	2024 Proxy Statement

PROPOSAL THREE
NON-BINDING, ADVISORY VOTE
ON EXECUTIVE COMPENSATION

At our 2023 Annual Meeting of Stockholders, our stockholders determined by a non-binding vote, the frequency with which the compensation of our named executive officers, commonly referred to as a “say-on-pay” vote, will be submitted to our stockholders for approval. The alternative for “one year” received the most votes at that meeting and the Board determined that we will submit the compensation of our named executive officers every year to our stockholders for approval, on a non-binding advisory basis. In accordance with the Board’s intention, we are providing our stockholders with the opportunity to vote, on a non-binding advisory basis, on the compensation of our named executive officers as disclosed in this Proxy Statement. At the 2024 Annual Meeting, our stockholders will vote whether to approve the following non-binding, advisory resolution on the approval of the compensation of the named executive officers:
“RESOLVED, that the stockholders of the Company approve the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement with respect to its 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the compensation tables and the narrative disclosures that accompany those tables in the Company’s proxy statement for its 2024 annual meeting of stockholders.”
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this proxy statement.
Unless the Board decides to modify its policy regarding the frequency of soliciting advisory votes on the compensation of our named executive officers, the next scheduled say-on-pay vote will be at the 2025 annual meeting of stockholders.
Vote Required; Effect of Vote
The approval of the resolution in this Proposal 3 requires the affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Abstentions could prevent the approval of Proposal 3 because they do not count as affirmative votes and therefore have the same effect as votes against. Broker non-votes will not impact the approval of Proposal 3 because they do not represent shares eligible to be voted on the proposal.
The resolution that is the subject of this Proposal 3 is a non-binding, advisory resolution. Accordingly, the resolution will not have any binding legal effect regardless of whether it is approved or not and will not be construed as overruling a decision by us or our Board or to create or imply any change to the fiduciary duties of our Board or any additional fiduciary duties for us or our Board. Furthermore, because this non-binding, advisory resolution primarily relates to compensation of our named executive officers that has already been paid or contractually committed, there is generally no opportunity for us to revisit those decisions. However, our Compensation Committee does intend to take the results of the vote on this Proposal 3 into account in its future decisions regarding the compensation of our named executive officers.

Our Board of Directors unanimously recommends that you vote “FOR” the approval of this resolution under Proposal 3.

Inovio Pharmaceuticals, Inc.	45	2024 Proxy Statement

STOCKHOLDER PROPOSALS

Stockholder proposals, including proposals under Rule 14a-8 under the Exchange Act, intended to be presented at the next Annual Meeting of Stockholders to be held in 2025 must be received at our principal executive offices no later than December 11, 2024, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Proposals must comply with the proxy rules relating to stockholder proposals to be included in our proxy materials. Pursuant to our bylaws, stockholders who wish to submit a proposal for consideration at our 2025 Annual Meeting of Stockholders, including a nomination for director, must deliver a copy of their proposal no earlier than October 12, 2024 and no later than December 11, 2024, unless the date of the 2025 Annual Meeting of Stockholders has been advanced more than 30 days prior to, or delayed by more than 30 days after, the anniversary of the 2024 Annual Meeting of Stockholders, in which case the proposal must be received by us no later than the later of the 90th day prior to the 2025 Annual Meeting of Stockholders or the close of business on the 15th day following the date on which the 2025 Annual Meeting of Stockholders is publicly announced. If the stockholder is not seeking inclusion of the proposal in our proxy statement, to be timely the notice must be delivered at least 90 days prior to the date of the 2025 Annual Meeting of Stockholders.
A director nomination proposal must include the information set forth in our bylaws and as described under “Director Nominations” above. In the case of other stockholder proposals other than with respect to stockholder proposals relating to director nomination(s), a stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and (ii) as to the stockholder giving the notice, the same information regarding the proposing stockholder and any Stockholder Associated Persons as set forth under our bylaws and as described under “Director Nominations” above.
Proposals should be delivered to Inovio Pharmaceuticals, Inc., 660 W. Germantown Pike, Suite 110, Plymouth Meeting, Pennsylvania 19462, Attn: Corporate Secretary. To avoid controversy and establish timely receipt, it is suggested that stockholders send their proposals by certified mail, return receipt requested. Otherwise, we may exercise discretionary voting with respect to such stockholder’s proposal pursuant to authority conferred on us by proxies to be solicited by our Board and delivered to us in connection with the meeting. You are also advised to review our bylaws, which may be requested in writing from our Secretary at the address above and which contain additional requirements about advance notice of stockholder proposals.

Inovio Pharmaceuticals, Inc.	46	2024 Proxy Statement

ANNUAL REPORT

We are mailing our Annual Report for the fiscal year ended December 31, 2023 to stockholders of record as of March 25, 2024. Our Annual Report does not constitute, and should not be considered, a part of this Proxy Statement.
A copy of our Annual Report will be furnished without charge upon receipt of a written request of any person who was a beneficial owner of our common stock on March 25, 2024. Requests should be directed to Inovio Pharmaceuticals, Inc., 660 W. Germantown Pike, Suite 110, Plymouth Meeting, Pennsylvania 19462; Attention: Investor Relations.

Inovio Pharmaceuticals, Inc.	47	2024 Proxy Statement

TRANSACTION OF
OTHER BUSINESS

At the date of this Proxy Statement, the only business which our Board intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment. Your cooperation in giving this matter your immediate attention and returning your proxies will be appreciated.
By order of the Board of Directors,
Jacqueline E. Shea, Ph.D.
Chief Executive Officer
Dated: April 11, 2024
Plymouth Meeting, Pennsylvania

Inovio Pharmaceuticals, Inc.	48	2024 Proxy Statement

INOVIO PHARMACEUTICALS, INC. 660 W. Germantown Pike Suite 110 Plymouth Meeting, PA 19462
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M35098-Z55250 KEEP THIS PORTION FOR YOUR RECORDS
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

INOVIO PHARMACEUTICALS, INC.

1. To elect the following directors to serve for a term ending upon the 2025 Annual Meeting of Stockholders and until their successors are elected and qualified.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

NOMINEES:	☐	☐	☐

01) Jacqueline E. Shea, Ph.D. 02) Simon X. Benito 03) Roger D. Dansey, M.D. 04) Ann C. Miller, M.D.	05) Jay P. Shepard 06) David B. Weiner, Ph.D. 07) Wendy L. Yarno 08) Lota S. Zoth

					For	Against	Abstain

2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.					☐	☐	☐
3. To approve, on a non-binding advisory basis, the resolution regarding compensation of our named executive officers described in the accompanying proxy statement.					☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
The undersigned also acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in-fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.

Signature (PLEASE SIGN WITHIN BOX)		Date		Signature (Joint Owners)	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2024 ANNUAL
MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 2024:
Copies of the proxy statement and our 2023 Annual Report to stockholders are also available online at www.inovio.com.

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M35099-Z55250

INOVIO PHARMACEUTICALS, INC. PROXY ANNUAL MEETING OF STOCKHOLDERS OF INOVIO PHARMACEUTICALS, INC. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Dr. Jacqueline E. Shea, President and Chief Executive Officer and a director of Inovio Pharmaceuticals, Inc., and Simon X. Benito, Chairman of the Board, and each of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of common stock of Inovio Pharmaceuticals, Inc. (including shares of Series C Cumulative Convertible Preferred Stock that are convertible into shares of common stock) held of record by the undersigned as of March 25, 2024 at the Annual Meeting of Stockholders to be held on May 21, 2024, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL NO. 1, AND FOR PROPOSAL NOS. 2 AND 3. THE UNDERSIGNED STOCKHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE CORPORATE SECRETARY OF INOVIO EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND VOTING AS INSTRUCTED. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NOS. 2 AND 3. IF YOU ARE VOTING BY MAIL, PLEASE MARK, SIGN, DATE, AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)